Exhibit 10.1

AZURRX BIOPHARMA, INC.

SELLING AGENT AGREEMENT

May 9, 2019

Alexander Capital L.P.
As the “Selling Agent”
17 State Street, 5th Floor
New York, NY 10004

Ladies and Gentlemen:

AzurRx Biopharma, Inc., a corporation organized and existing under the laws of State of Delaware (the “Company”), proposes to issue and sell to the purchasers identified on Schedule A (each a “Purchaser” and collectively, the “Purchasers”), pursuant to the terms and conditions of this Selling Agent Agreement (this “Agreement”), up to an aggregate of $2,883,842.00 in shares (the “Shares”) of common stock, par value $0.0001, of the Company (“Common Stock”). The Company hereby confirms its agreement with Alexander Capital L.P. (the “Selling Agent”) to act as Selling Agent in accordance with the terms and conditions hereof.

The offering and sale of the Shares contemplated by this Agreement is referred to herein as the “Offering.”

1. Registration Statement and Prospectus.

The Company has prepared and filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (File No. 333- 226065) under the Securities Act of 1933, as amended (the “Securities Act”) and the rules and regulations (the “Rules and Regulations”) of the Commission thereunder, and such amendments to such registration statement (including post effective amendments) as may have been required to the date of this Agreement and a preliminary prospectus supplement or “red herring” pursuant to Rule 424(b) under the Securities Act. Such registration statement, as amended (including any post effective amendments), has been declared effective by the Commission. Such registration statement, including amendments thereto (including any post effective amendments thereto) at the time of effectiveness thereof (the “Effective Date”), the exhibits and any schedules thereto at the Effective Date or thereafter during the period of effectiveness and the documents and information otherwise deemed to be a part thereof or included therein by the Securities Act or otherwise pursuant to the Rules and Regulations at the Effective Date or thereafter during the period of effectiveness, is herein called the “Registration Statement.” If the Company has filed or files an abbreviated registration statement pursuant to Rule 462(b) under the Securities Act (the “Rule 462 Registration Statement”), then any reference herein to the term Registration Statement shall include such Rule 462 Registration Statement.

The Company is filing with the Commission pursuant to Rule 424 under the Securities Act a final prospectus supplement relating to the Shares to a form of prospectus included in the Registration Statement. The form of prospectus included in the Registration Statement at the time it was declared effective, as it may have been amended, modified or supplemented and filed with the Commission after such effective date and prior to the date hereof pursuant to Rule 424(b), is hereinafter called the “Base Prospectus,” and such final prospectus supplement, as filed, along with the Base Prospectus, is hereinafter called the “Final Prospectus.” Such Final Prospectus and any preliminary prospectus supplement or “red herring” relating to the Shares in the form in which they shall be filed with the Commission pursuant to Rule 424(b) under the Securities Act (including the Base Prospectus as so supplemented) is hereinafter called a “Prospectus.” For purposes of this Agreement, “Applicable Time”, as used in the Act, means 8:00 a.m., New York City time, on the date of this Agreement.

For purposes of this Agreement, all references to the Registration Statement, the Rule 462 Registration Statement, the Base Prospectus, the Final Prospectus, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Interactive Data Electronic Applications system. All references to a Prospectus shall include all documents and information otherwise deemed to be a part thereof or included therein by the Securities Act or otherwise pursuant to the Rules and Regulations. All references in this Agreement to amendments or supplements to the Registration Statement, the Rule 462 Registration Statement, the Base Prospectus, the Final Prospectus or the Prospectus shall be deemed to mean and include the subsequent filing of any document under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that is deemed to be incorporated by reference therein or otherwise deemed by the Rules and Regulations to be a part thereof.

2. Selling Agent.

2.1 Appointment of Selling Agent.

(a) The Company hereby authorizes the Selling Agent to act as its exclusive agent to solicit offers on a best efforts basis for the purchase of all or part of the Shares from the Company in connection with the proposed Offering of the Shares. Until the Closing Date (as defined below) or earlier upon termination of this Agreement pursuant to Section 8.2, the Company shall not, without the prior written consent of the Selling Agent, solicit or accept offers to purchase the Shares otherwise than through the Selling Agent.

(b) The Company hereby acknowledges that the Selling Agent has agreed, as agent of the Company, to use its reasonable and best efforts to solicit offers to purchase the Shares from the Company on the terms and subject to the conditions set forth in the Prospectus (as defined below). The Selling Agent shall use reasonable efforts to assist the Company in obtaining performance by each Purchaser whose offer to purchase Shares has been solicited by the Selling Agent and accepted by the Company, but the Selling Agent shall not, except as otherwise provided in this Agreement, be obligated to disclose the identity of any potential purchaser or have any liability to the Company in the event any such purchase is not consummated for any reason. Under no circumstances will the Selling Agent be obligated to underwrite or purchase any Shares for its own account and, in soliciting purchases of the Shares, the Selling Agent shall act solely as the Company’s agent and not as principal.

(c) Subject to the provisions of this Section 2, offers for the purchase of the Shares may be solicited by the Selling Agent as agent for the Company at such times and in such amounts as the Selling Agent deems advisable. The Selling Agent shall communicate to the Company, orally or in writing, each reasonable offer to purchase Shares received by it as agent of the Company. The Company shall have the sole right to accept offers to purchase Shares and may reject any such offer, in whole or in part. The Selling Agent shall have the right, in its discretion reasonably exercised, without notice to the Company, to reject any offer to purchase Shares received by it, in whole or in part, and any such rejection shall not be deemed a breach of this Agreement.

2.2 Share Payment and Compensation.

(a) The Shares are being sold to the Purchasers at the following offering price: $2.35 per share of Common Stock (the “Purchase Price”).

(b) No Shares which the Company has agreed to sell pursuant to this Agreement shall be deemed to have been purchased and paid for, or sold by the Company, until such Shares shall have been delivered to the Purchaser thereof against payment by such Purchaser. If the Company shall default in its obligations to deliver Shares to a Purchaser whose offer it has accepted, the Company shall indemnify and hold the Selling Agent harmless against any loss, claim, damage or expense arising from or as a result of such default by the Company in accordance with the procedures set forth in this Agreement.

(c) As compensation for services rendered, on the Closing Date (as defined in Section 2.3 hereof), the Company shall pay to the Selling Agent by wire transfer of immediately available funds to an account or accounts designated by the Selling Agent, a cash fee (the “Selling Fee”) in an aggregate amount equal to seven percent (7%) of the gross proceeds received by the Company from the sale of the Shares on such Closing Date. The Selling Agent may retain other brokers or dealers to act as sub-agents on its behalf in connection with the Offering, the fees of which shall be paid out of the Selling Fee. The Selling Fee shall be contingent upon the successful completion and closing of the Offering.

(d) The Company also hereby agrees to issue and sell to the Selling Agent (and/or its designee) on the Closing Date an option (“Selling Agent’s Warrants”) for the purchase of an aggregate of 36,815 shares of Common Stock, representing 3% of the Shares, for an aggregate purchase price of $100.00. The Selling Agent’s Warrant agreement, in the form attached hereto as Exhibit A (the “Selling Agent’s Warrant Agreement”), shall be exercisable, in whole or in part, commencing on a date which is one (1) year after the Effective Date and expiring on the five-year anniversary of the Effective Date at an initial exercise price per share of Common Stock of $2.82, which is equal to 120% of price at which the Shares are convertible to Common Stock. The Selling Agent understands and agrees that there are significant restrictions pursuant to FINRA Rule 5110 against transferring the Selling Agent’s Warrant Agreement and the underlying shares of Common Stock during the one hundred eighty (180) days after the Effective Date and by its acceptance thereof shall agree that it will not sell, transfer, assign, pledge or hypothecate the Selling Agent’s Warrant Agreement, or any portion thereof, or be the subject of any hedging, short sale, derivative, put or call transaction that would result in the effective economic disposition of such securities for a period of one hundred eighty (180) days following the Effective Date to anyone other than (i) a selected dealer in connection with the Offering, or (ii) a bona fide officer or partner of the Selling Agent or of any such selected dealer; and only if any such transferee agrees to the foregoing lock-up restrictions.

(e) Delivery of the Selling Agent’s Warrant Agreement shall be made on the Closing Date and shall be issued in the name or names and in such authorized denominations as the Selling Agent may request in writing.

(f) The Company agrees that the Selling Agent and the Selling Agent’s affiliates shall have a right, but not an obligation, to purchase shares of Common Stock for their own account, and that any such purchase shall not constitute a conflict of interest for purposes of the Selling Agent’s engagement.

2.3 Delivery and Payment.. The Shares shall be delivered to such persons, through the facilities of DTC or by delivery of a certificate. Prior to the completion of the purchase and sale of the Shares pursuant to this Agreement, each Purchaser shall deliver by wire transfer of immediately available funds, to an account designated in writing by the Company, an amount equal to the product of (x) the number of Shares such Purchaser has agreed to purchase and (y) the Purchase Price. On the Closing Date, upon satisfaction or waiver of all of the conditions to Closing, the Company shall cause the Shares to be delivered to the Purchasers through the facilities of DTC or by irrevocably instructing the Transfer Agent (as defined below) to issue certificates representing such Shares. Such date of delivery is hereinafter referred to as the “Closing Date”.

3. Representations and Warranties of the Company

. The Company represents and warrants, as of the date hereof and as of the Closing Date (as defined below), to the following:

3.1 Filing of Registration Statement.

3.1.1 Form S-3. The Company has filed the Registration Statement under the Securities Act and the Rules and Regulations of the Commission thereunder, and such amendments to such Registration Statement (including post effective amendments) as may have been required to the date of this Agreement and a preliminary prospectus supplement or “red herring” pursuant to Rule 424(b) under the Securities Act. Such Registration Statement, as amended (including any post effective amendments), has been declared effective by the Commission. All of the Shares have been registered under the Securities Act pursuant to the Registration Statement or, if any Rule 462(b) Registration Statement is filed, will be duly registered under the Securities Act with the filing of such Rule 462(b) Registration Statement. The Registration Statement has been declared effective by the Commission, except for any Rule 462(b) Registration Statement, which will be effective upon filing.

3.1.2 Registration under the Exchange Act and Stock Exchange Listing. The Company has filed with the Commission a Form 8-A12B (File Number 001- 38148), as amended, providing for the registration under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), of the Common Stock. The registration of the Shares under the Exchange Act is effective. The Common Stock is registered pursuant to Section 12(b) of the Exchange Act and has been approved for listing on The NASDAQ Capital Market (“NASDAQ”), subject to official notice of issuance and evidence of satisfactory distribution, and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from NASDAQ, nor has the Company received any notification that the Commission or NASDAQ is contemplating terminating such registration or listing except as described in the Registration Statement and Prospectus.

3.2 No Stop Orders, etc. Neither the Commission nor, to the Company’s knowledge, any state regulatory authority has issued any order preventing or suspending the use of any Prospectus or the Registration Statement or has instituted or, to the Company’s knowledge, threatened to institute any proceedings with respect to such an order.

3.3 Disclosures in Registration Statement.

3.3.1 10b-5 Representation. At the time of effectiveness of the Registration Statement (or at the effective time of any post-effective amendment to the Registration Statement) and at all times subsequent thereto up to the Closing Date, the Registration Statement and the Prospectus contained or will contain all material statements that are required to be stated therein in accordance with the Act and the Regulations, and did or will, in all material respects, conform to the requirements of the Act and the Regulations. On the Effective Date, the Registration Statement did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading. As of the Closing Date, the Prospectus (together with any supplement thereto) did not and will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of the Applicable Time, the Prospectus did not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The representations and warranties made in this Section 3.3.1 do not apply to statements made or statements omitted in reliance upon and in conformity with written information furnished to the Company with respect to the Selling Agent by the Selling Agent expressly for use in the Registration Statement or Prospectus or any amendment thereof or supplement thereto, which information, it is agreed, shall consist solely of (i) the names of the Selling Agent appearing under “Plan of Distribution” and (ii) information under “Electronic Offer, Sale and Distribution of Common Stock” (“Selling Agent’s Information”).

3.3.2 Disclosure of Agreements. The agreements and documents described in the Registration Statement and the Prospectus conform to the descriptions thereof contained therein and there are no agreements or other documents required to be described in the Registration Statement or the Prospectus or to be filed with the Commission as exhibits to the Registration Statement, that have not been so described or filed. Each agreement or other instrument (however characterized or described) to which the Company is a party or by which its property or business is or may be bound or affected and (i) that is referred to in the Registration Statement or attached as an exhibit thereto, or (ii) is material to the Company’s business, has been duly and validly executed by the Company, is in full force and effect in all material respects and is enforceable against the Company and, to the Company’s knowledge, the other parties thereto, in accordance with its terms, except (x) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally, (y) as enforceability of any indemnification or contribution provision may be limited under the federal and state securities laws, and (z) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefore may be brought, and none of such agreements or instruments has been assigned by the Company, and neither the Company nor, to the Company’s knowledge, any other party is in material breach or default thereunder and, to the Company’s knowledge, no event has occurred that, with the lapse of time or the giving of notice, or both, would constitute a material breach or default thereunder. To the Company’s knowledge, performance by the Company of the material provisions of such agreements or instruments will not result in a material violation of any existing applicable law, rule, regulation, judgment, order or decree of any governmental agency or court, domestic or foreign, having jurisdiction over the Company or any of its assets or businesses, including, without limitation, those relating to environmental laws and regulations.

3.3.3 Form S-3. The Company satisfies all of the requirements of the Act for use of Form S-3 for the offering of Common Stock contemplated hereby. The aggregate market value of securities sold by or on behalf of the Company under the Registration Statement during the 12 month period immediately prior to, and including, the sale of the Shares pursuant to this Agreement is no more than one-third of the aggregate market value of the voting and non-voting common equity held by non-affiliates of the Company, as determined pursuant to General Instruction I.B.6 of Form S-3.

3.3.4 Regulations. The disclosures in the Registration Statement and the Prospectus concerning the effects of Federal, state and local regulation on the Company’s business as currently contemplated fairly summarize, to the Company’s knowledge, such effects and do not omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

3.3.5 Issuer Free Writing Prospectuses. The Company has not made any offer relating to the Shares that would constitute an “issuer free writing prospectus” (as defined in Rule 433 of the Regulations) or that would otherwise constitute a “free writing prospectus,” or a portion thereof, required to be filed by the Company with the Commission or retained by the Company under Rule 433 of the Regulations.

3.3.6 Forward-Looking Statements. No forward-looking statement (within the meaning of Section 27A of the Act and Section 21E of the Exchange Act) contained in the Registration Statement and the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

3.4 Changes after Dates in Registration Statement.

3.4.1 No Material Adverse Change. Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise specifically stated therein: (i) there has been no material adverse change in the condition, financial or otherwise, of the Company (a “Material Adverse Effect”); (ii) there have been no material transactions entered into by the Company, other than as contemplated pursuant to this Agreement; (iii) no member of the Company’s board of directors or management has resigned from any position with the Company; and (iv) no event or occurrence has taken place which materially impairs, or would likely materially impair, with the passage of time, the ability of the members of the Company’s board of directors or management to act in their capacities with the Company as described in the Registration Statement and the Prospectus.

3.4.2 Recent Securities Transactions, etc. Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, and except as may otherwise be indicated or contemplated herein or therein, the Company has not: (i) issued any securities (other than shares of Common Stock that may be issued upon conversion of the Company’s outstanding indebtedness) or incurred any liability or obligation, direct or contingent, for borrowed money; or (ii) declared or paid any dividend or made any other distribution on or in respect to its capital stock.

3.5 Independent Accountants. To the knowledge of the Company, Mazars USA LLP (“Mazars”), whose report is filed with the Commission as part of the Registration Statement and the Prospectus, are independent registered public accountants as required by the Act and the Regulations. To the knowledge of the Company, Mazars is registered with and in good standing with the PCAOB. Except for the preparation of federal tax returns, Mazars has not, during the periods covered by the financial statements included in the Registration Statement and the Prospectus, provided to the Company any non-audit services, as such term is used in Section 10A(g) of the Exchange Act.

3.6 Financial Statements, Statistical Data.

3.6.1 Financial Statements. Excluding any pro forma information and the notes and assumptions thereto, the financial statements, including the notes thereto and supporting schedules, if any, included in the Registration Statement and the Prospectus fairly present in all material respects the financial position and the results of operations of the Company at the dates and for the periods to which they apply; and such financial statements have been prepared in conformity with United States generally accepted accounting principles (“GAAP”), consistently applied throughout the periods involved. The Registration Statement and the Prospectus disclose all material off-balance sheet transactions, arrangements, obligations (including contingent obligations), and other relationships of the Company with unconsolidated entities or other persons that may have a material current effect on the Company’s financial condition, changes in financial condition, results of operations, liquidity, capital expenditures, capital resources, or significant components of revenues or expenses. Except as disclosed in the Registration Statement and the Prospectus, (a) the Company has not incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions, other than in the ordinary course of business, (b) the Company has not declared or paid any dividends or made any distribution of any kind with respect to its capital stock, except as disclosed in Section 3.4.2, (c) there has not been any change in the capital stock of the Company or any material additional grants under any stock compensation plan and, (d) there has not been any material adverse change in the Company’s long-term or short-term debt.

3.6.2 Statistical Data. The statistical, industry-related and market-related data included in the Registration Statement and the Prospectus are based on or derived from sources which the Company reasonably and in good faith believes are reliable and accurate, and such data agree with the sources from which they are derived.

3.7 Authorized Capital; Options, etc
. The Company had at the date or dates indicated in each of the Registration Statement and the Prospectus, as the case may be, duly authorized, issued and outstanding capitalization as set forth therein. Based on the assumptions stated in the Registration Statement and the Prospectus, the Company will have on the Closing Date the adjusted stock capitalization set forth therein. Other than as disclosed in the Registration Statement and the Prospectus on the Effective Date and the Closing Date, there will be no material increase in the options, warrants, or other rights to purchase or otherwise acquire any authorized, but unissued Common Stock of the Company or any security convertible into Common Stock of the Company, or any contracts or commitments to issue or sell Common Stock or any such options, warrants, rights or convertible securities.

3.8 Valid Issuance of Securities, etc.

3.8.1 Outstanding Securities. All issued and outstanding securities of the Company issued prior to the transactions contemplated by this Agreement have been duly authorized and validly issued and, with respect to all issued and outstanding shares of capital stock of the Company, are fully paid and non-assessable; to the Company’s knowledge, the holders thereof have no rights of rescission with respect thereto, and are not subject to personal liability by reason of being such holders; and none of such securities were issued in violation of the preemptive rights of any holders of any security of the Company or similar contractual rights granted by the Company. The authorized shares of Common Stock conform in all material respects to all statements relating thereto contained in the Registration Statement and the Prospectus. The offers and sales of the outstanding securities were at all relevant times either registered under the Act and the applicable state securities or Blue Sky laws or, based in part on the representations and warranties of the purchasers of such securities, exempt from such registration requirements.

3.8.2 Shares Sold Pursuant to this Agreement. The Shares have been duly authorized and reserved for issuance and when issued and paid for in accordance with this Agreement, will be validly issued, fully paid and non-assessable; the holders thereof are not and will not be subject to personal liability by reason of being such holders; the Shares are not and will not be subject to the preemptive rights of any holders of any security of the Company or similar contractual rights granted by the Company; and all corporate action required to be taken for the authorization, issuance and sale of the Shares has been duly and validly taken. The Shares conform in all material respects to all statements with respect thereto contained in the Registration Statement and the Prospectus, as the case may be.

3.8.3 No Integration. Neither the Company nor any of its affiliates has, prior to the date hereof, made any offer or sale of any securities which are required to be “integrated” pursuant to the Act or the Regulations with the offer and sale of the Shares pursuant to the Registration Statement.

3.9 Registration Rights of Third Parties
. Except as set forth in the Registration Statement or the Prospectus or as to which a registration statement has been filed under the Act, no holders of any securities of the Company or any rights exercisable for or convertible or exchangeable into securities of the Company have the right to require the Company to register any such securities of the Company under the Act or to include any such securities in a registration statement to be filed by the Company.

3.10 Validity and Binding Effect of Agreements. This Agreement has been duly and validly authorized by the Company, and, when executed and delivered by the Company and the other parties thereto, will constitute, the valid and binding agreements of the Company, enforceable against the Company in accordance with their respective terms, except: (i) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally; (ii) as enforceability of any indemnification or contribution provision may be limited under the federal and state securities laws; and (iii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefore may be brought.

3.11 No Conflicts, etc. The execution, delivery, and performance by the Company of this Agreement, the consummation by the Company of the transactions herein and therein contemplated and the compliance by the Company with the terms hereof and thereof do not and will not, with or without the giving of notice or the lapse of time or both: (i) result in a material breach of, or conflict with any of the terms and provisions of, or constitute a material default under, or result in the creation, modification, termination or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to the terms of any agreement or instrument to which the Company is a party; (ii) result in any violation of the provisions of the Company’s Certificate of Incorporation (as the same may be amended from time to time, the “Certificate of Incorporation”); or (iii) violate any existing applicable law, rule, regulation, judgment, order or decree of any governmental agency or body or court, domestic or foreign, having jurisdiction over the Company or any of its properties or business constituted as of the date hereof.

3.12 No Defaults; Violations. No material default exists in the due performance and observance of any term, covenant or condition of any material license, contract, indenture, mortgage, deed of trust, note, loan or credit agreement, or any other agreement or instrument evidencing an obligation for borrowed money, or any other material agreement or instrument to which the Company is a party or by which the Company may be bound or to which any of the properties or assets of the Company is subject. The Company is not in material violation of any term or provision of its Certificate of Incorporation, or in material violation of any franchise, license, permit, applicable law, rule, regulation, judgment or decree of any governmental agency or body or court, domestic or foreign, having jurisdiction over the Company or any of its properties or businesses.

3.13 Corporate Power; Licenses; Consents

3.13.1 Conduct of Business. The Company has all requisite corporate power and authority, and has all necessary authorizations, approvals, orders, licenses, certificates and permits of and from all governmental regulatory officials and bodies that it needs as of the date hereof to conduct its business purpose as described in the Registration Statement and the Prospectus (the “Authorization”), except where the absence of the Authorization would not have a Material Adverse Effect. To the knowledge of the Company, the disclosures in the Registration Statement and the Prospectus concerning the effects of foreign, federal, state and local regulation on this Offering and the Company’s business purpose as currently contemplated are correct in all material respects and do not omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

3.13.2 Transactions Contemplated Herein. The Company has all corporate power and authority to enter into this Agreement and to carry out the provisions and conditions hereof and thereof, and all consents, authorizations, approvals and orders required in connection therewith have been obtained. No consent, authorization or order of, and no filing with, any court, government agency or other body is required for the valid issuance, sale and delivery of the Shares and the consummation of the transactions and agreements contemplated by this Agreement except with respect to applicable federal and state securities laws and the rules and regulations of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

3.14 D&O Questionnaires. To the knowledge of the Company, all information contained in the questionnaires (the “Questionnaires”) completed by each of the Company’s directors and officers and 5% and greater shareholders (the “Insiders”) is true and correct in all material respects, and the Company has not become aware of any information which would cause the information disclosed in the Questionnaires completed by each Insider to become inaccurate and incorrect. To the extent that information in the Registration Statement and the Prospectus differs from the information provided in a Questionnaire, the information in the Registration Statement and the Prospectus will be deemed to supersede and replace the information in the Questionnaires.

3.15 Litigation; Governmental Proceedings. There is no action, suit, proceeding, inquiry, arbitration, investigation, litigation or governmental proceeding pending or, to the Company’s knowledge, threatened against, or involving the Company or, to the Company’s knowledge, any Insider which has not been disclosed in the Registration Statement and the Prospectus. There is no proceeding, inquiry or investigation, other than the listing application of the Company, pending, or, to the Company’s knowledge, threatened against or involving the Company or, to the Company’s knowledge, any Insider.

3.16 Good Standing. The Company has been duly organized and is validly existing as a corporation and is in good standing under the laws of the State of Delaware as of the date hereof, and is duly qualified to do business and is in good standing in each jurisdiction in which its ownership or lease of property or the conduct of business requires such qualification, except where the failure to qualify would not have a Material Adverse Effect on the assets, business or operations of the Company.

3.17 Transactions Affecting Disclosure to FINRA.

3.17.1 Finder’s Fees. Except as described in the Registration Statement and the Prospectus, there are no claims, payments, arrangements, agreements or understandings relating to the payment of a finder’s, consulting or origination fee by the Company or any Insider with respect to the sale of the Shares hereunder or any other arrangements, agreements or understandings of the Company or, to the Company’s knowledge, any of its stockholders that may affect the Selling Agents’ compensation, as determined by FINRA.

3.17.2 Payments Within 180 Days. Except as described in the Registration Statement and the Prospectus, the Company has not made any direct or indirect payments (in cash, securities or otherwise) to: (i) any person, as a finder’s fee, consulting fee or otherwise, in consideration of such person raising capital for the Company or introducing to the Company persons who raised or provided capital to the Company; (ii) to any FINRA member; or (iii) to the knowledge of the Company, to any person or entity that has any direct or indirect affiliation or association with any FINRA member, within the 180-day period prior to the initial filing of the Registration Statement, other than, in each case, payments to the Selling Agent. Except as described in the Registration Statement and the Prospectus, no officer, director, or beneficial owner of 5% or more of any class of the Company’s securities (whether debt or equity, registered or unregistered, regardless of the time acquired or the source from which derived) (any such individual or entity, a “Company Affiliate”) is a member, a person associated, or affiliated with a member of FINRA. For purposes of the meaning of “beneficial owner” as used in this Section, the definition of Rule 13d-3, promulgated by the SEC under the Exchange Act shall apply.

3.17.3 Company Affiliate Membership. Except as described in the Registration Statement and the Prospectus, to the knowledge of the Company, no Company Affiliate is an owner (of record or beneficially) of stock or other securities of any member of FINRA (other than securities purchased on the open market).

3.17.4 Subordinated Loans. Except as described in the Registration Statement and the Prospectus, to the knowledge of the Company, no Company Affiliate has made a subordinated loan to any member of FINRA.

3.17.5 Use of Proceeds. Except as described in the Registration Statement and the Prospectus, no proceeds from the sale of the Shares will be paid to any FINRA member or to any persons associated or affiliated with a member of FINRA, except as specifically authorized herein.

3.17.6 No other Options, etc. The Company has not issued any warrants or other securities, or granted any options, directly or indirectly to anyone who is a potential selected dealer in the Offering or a related person (as defined by FINRA rules) of such selected dealer within the 180-day period prior to the date of the Prospectus.

3.17.7 FINRA Relationship. Except as described in the Registration Statement and the Prospectus, to the knowledge of the Company, no person to whom securities of the Company have been privately issued within the 180-day period prior to the initial filing date of the Registration Statement has any relationship or affiliation or association with any member of FINRA, other than such issuances to the Selling Agent.

3.17.8 FINRA Conflicts. Except as described in the Registration Statement and the Prospectus, no FINRA member intending to participate in the Offering has a conflict of interest with the Company. For this purpose, a “conflict of interest” exists when a member of FINRA and its associated persons, parent or affiliates in the aggregate beneficially own 10% or more of the Company’s outstanding subordinated debt or common equity, or 10% or more of the Company’s preferred equity. “Members participating in the Offering” include managing agents, syndicate group members and all dealers which are members of FINRA.

3.17.9 Other Arrangements. Except as described in the Registration Statement and the Prospectus and except with respect to the Selling Agent in connection with the Offering, the Company has not entered into any agreement or arrangement (including, without limitation, any consulting agreement or any other type of agreement) during the 180-day period prior to the initial filing date of the Registration Statement, which arrangement or agreement provides for the receipt of any item of value and/or the transfer of any warrants, options, or other securities from the Company to a FINRA member or, the knowledge of the Company, any person associated with a member (as defined by FINRA rules), any potential selected dealer in the Offering and any related persons, other than such arrangements with the Selling Agent.

3.18 Foreign Corrupt Practices Act. Neither the Company, nor to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company, is aware of or has taken any action directly or indirectly, that would result in a material violation by such persons of the FCPA (as defined below), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA and the Company has conducted its business in compliance in all material respects with the FCPA and instituted and maintained policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance in all material respects therewith. “FCPA” means the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder.

3.19 Money Laundering Laws. Neither the Company nor to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company has made any payment of funds of the Company or received or retained any funds in violation of any law, rule or regulation relating to the “know your customer” and anti-money laundering laws of any United States or non-United States jurisdiction (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any governmental agency or body involving the Company with respect to the Money Laundering Laws is pending or, to the Company’s knowledge, threatened.

3.20 OFAC. Neither the Company nor to the Company’s knowledge, any director, officer, agent, employee or affiliate of the Company is currently the target of or reasonably likely to become the target of any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”); and the Company will not directly or indirectly use the proceeds of the Offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently the target of any U.S. sanctions administered by OFAC.

3.21 Officers’ Certificate. Any certificate signed by any duly authorized officer of the Company and delivered to you shall be deemed a representation and warranty by the Company to the Selling Agents as to the matters covered thereby.

3.22 Lock-Up Period. At the Closing Date, each of the Company’s officers and directors and each beneficial owner of the Company’s outstanding Common Stock (or securities convertible into Common Stock at any time) listed on Schedule B (together the “Lock-Up Parties”) will have agreed pursuant to executed Lock-Up Agreements (in the form of Exhibit B) that for a period of one hundred and twenty (120) days from the date of this Agreement (the “Lock-Up Period”) which may be extended under certain circumstances as set forth in the Lock-Up Agreement, such persons and their affiliated parties shall not offer, pledge, sell, contract to sell, grant, lend or otherwise transfer or dispose of, directly or indirectly, any Common Stock, or any securities convertible into or exercisable or exchangeable for Common Stock, without the consent of the Selling Agent, except for the exercise or conversion of currently outstanding warrants, options and convertible debentures, as applicable and the exercise of options under an acceptable stock incentive plan. The Selling Agent may consent to an early release from the applicable Lock-Up Period. The Company will cause each of the Lock-Up Parties to deliver to the Selling Agent the agreements of each of the Lock-Up Parties to the foregoing effect prior to the Closing Date.

3.23 Subsidiaries. Except as described in the Registration Statement and Prospectus, the Company does not have any significant direct or indirect subsidiary.

3.24 Related Party Transactions. There is no relationship, direct or indirect, exists between or among any of the Company or any Company Affiliate, on the one hand, and any director, officer, shareholder, customer or supplier of the Company or any Company Affiliate, on the other hand, which is required by the Act, the Exchange Act or the Regulations to be described in the Registration Statement and the Prospectus that is not so described and described as required. There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business), credit arrangements, or guarantees of indebtedness by the Company to or for the benefit of any of the officers or directors of the Company or any of their respective family members.

3.25 Board of Directors. The Board of Directors of the Company is comprised of the persons set forth in the Prospectus. The qualifications of the persons serving as board members and the overall composition of the board comply with the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder applicable to the Company and the rules of NASDAQ. At least one member of the Board of Directors of the Company qualifies as a “financial expert” as such term is defined under the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder and the rules of NASDAQ. In addition, at least a majority of the persons serving on the Board of Directors qualify as “independent” as defined under the rules of NASDAQ.

3.26 Sarbanes-Oxley Compliance.

3.26.1 Disclosure Controls. The Company has developed and currently maintains disclosure controls and procedures that will comply with Rule 13a-15 or 15d-15 of the Exchange Act, and such controls and procedures are effective to ensure that all material information concerning the Company will be made known on a timely basis to the individuals responsible for the preparation of the Company’s Exchange Act filings and other public disclosure documents.

3.26.2 Compliance. The Company is, or on the Effective Date will be, in material compliance with the provisions of the Sarbanes-Oxley Act of 2002 applicable to it, and has implemented or will implement such programs and taken reasonable steps to ensure the Company’s future compliance (not later than the relevant statutory and regulatory deadlines therefore) with all the provisions of the Sarbanes-Oxley Act of 2002.

3.27 No Investment Company Status. The Company is not and, after giving effect to the Offering and sale of the Shares and the application of the proceeds thereof, will not be, an “investment company” as defined in the Investment Company Act of 1940, as amended.

3.28 No Labor Disputes. No labor dispute with the employees of the Company exists or, to the knowledge of the Company, is imminent.

3.29 Employment Laws Compliance. The Company has not violated, or received notice of any violation with respect to, any law, rule, regulation, order, decree or judgment applicable to it and its business, including those relating to transactions with affiliates, environmental, safety or similar laws, federal or state laws relating to discrimination in the hiring, promotion or pay of employees, federal or state wages and hours law, the Employee Retirement Income Security Act of 1974, as amended, or the rules and regulations promulgated thereunder, except for those violations that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

3.30 Intellectual Property. Except as described in the Registration Statement and the Prospectus, none of the Intellectual Property (defined below) necessary for the conduct of the business of the Company as currently carried on and as contemplated by the Company, as described in the Registration Statement and the Prospectus, are in dispute or are in any conflict with the rights of any other person or entity. The Company (i) owns or has the right to use, free and clear of all liens, charges, claims, encumbrances, pledges, security interests, defects or other restrictions or equities of any kind whatsoever, all of its Intellectual Property and the licenses and rights with respect to the foregoing, used in the conduct of the business of the Company as currently carried on and contemplated by the Company, as described in the Registration Statement and the Prospectus, without infringing upon or otherwise acting adversely to the right or claimed right of any person, corporation or other entity under or with respect to any of the foregoing, and (ii) except as provided in the material license agreements filed as exhibits to the Registration Statement, is not obligated or under any liability whatsoever to make any payment by way of royalties, fees or otherwise to any owner or licensee of, or other claimant to, any Intellectual Property with respect to the use thereof or in connection therewith for the conduct of its business or otherwise. For the purposes of this Section and this Agreement, the term “Intellectual Property” means (a) all inventions (whether patentable or unpatentable and whether or not reduced to practice), all improvements thereto, and all patents, patent applications, and patent disclosures, together with all reissuances, continuations, continuations in part, revisions, extensions, and reexaminations thereof, (b) all trademarks, service marks, trade dress, logos, trade names, and corporate names, together with all translations, adaptations, derivations, and combinations thereof and including all goodwill associated therewith, and all applications, registrations, and renewals in connection therewith, (c) all copyrightable works, all copyrights, and all applications, registrations, and renewals in connection therewith, (d) all mask works and all applications, registrations, and renewals in connection therewith, (e) all trade secrets and confidential business information (including ideas, research and development, know how, formulas, compositions, manufacturing and production processes and techniques, technical data, designs, drawings, diagrams, specifications, customer and supplier lists, catalogs, pricing and cost information, and business and marketing plans and proposals), (f) all computer software (including data and related documentation) (whether purchased or internally developed), (g) all information systems and management procedures, (h) all other proprietary rights, and (h) all copies and tangible embodiments thereof (in whatever form or medium).

3.31 Trade Secrets, etc. The Company owns or has the right to use all trade secrets, know-how (including all other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), inventions, designs, processes, works of authorship, computer programs and technical data and information that are material to the development, manufacture, operation and sale of all products and services sold or proposed to be sold by the Company, free and clear of and without violating any right, lien, or claim of others, including without limitation, former employers of its employees.

3.32 Taxes. The Company has filed all returns (as hereinafter defined) required to be filed with taxing authorities prior to the date hereof or has duly obtained extensions of time for the filing thereof. The Company has paid all taxes (as hereinafter defined) shown as due on such returns that were filed and has paid all taxes imposed on or assessed against the Company. The provisions for taxes payable, if any, shown on the financial statements filed with or as part of the Registration Statement are sufficient for all accrued and unpaid taxes, whether or not disputed, and for all periods to and including the dates of such consolidated financial statements. Except as disclosed in writing to the Selling Agents, (i) no issues have been raised (and are currently pending) by any taxing authority in connection with any of the returns or taxes asserted as due from the Company, and (ii) no waivers of statutes of limitation with respect to the returns or collection of taxes have been given by or requested from the Company. The term “taxes” mean all federal, state, local, foreign, and other net income, gross income, gross receipts, sales, use, ad valorem, transfer, franchise, profits, license, lease, service, service use, withholding, payroll, employment, excise, severance, stamp, occupation, premium, property, windfall profits, customs, duties or other taxes, fees, assessments, or charges of any kind whatever, together with any interest and any penalties, additions to tax, or additional amounts with respect thereto. The term “returns” means all returns, declarations, reports, statements, and other documents required to be filed in respect to taxes.

4. Covenants of the Company. The Company covenants and agrees as follows:

4.1 Amendments to Registration Statement. The Company will deliver to the Selling Agent, prior to filing, any amendment or supplement to the Registration Statement or Prospectus proposed to be filed after the Effective Date and not file any such amendment or supplement to which the Selling Agent shall reasonably object in writing.

4.2 Federal Securities Laws.

4.2.1 Compliance. During the time when a Prospectus is required to be delivered under the Act, the Company will use its reasonable efforts to comply with all requirements imposed upon it by the Act, the Regulations and the Exchange Act and by the regulations under the Exchange Act, as from time to time in force, so far as necessary to permit the continuance of sales of or dealings in the Shares in accordance with the provisions hereof and the Prospectus. If at any time when a Prospectus relating to the Shares is required to be delivered under the Act, any event shall have occurred as a result of which, in the opinion of counsel for the Company or Selling Agent’s counsel, the Prospectus, as then amended or supplemented, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act, the Company will notify the Selling Agent promptly and prepare and file with the Commission, subject to Section 4.1 hereof, an appropriate amendment or supplement in accordance with Section 10 of the Act.

4.2.2 Filing of Final Prospectus. The Company will file the Prospectus (in form and substance satisfactory to the Selling Agent) with the Commission pursuant to the requirements of Rule 424 of the Regulations.

4.2.3 Exchange Act Registration. For a period of five (5) years from the Effective Date, the Company will use its commercially reasonable efforts to maintain the registration of the Common Stock under the Exchange Act.

4.2.4 Sarbanes-Oxley Compliance. The Company shall take all actions necessary to maintain material compliance with each applicable provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder and related or similar rules and regulations promulgated by any other governmental or self-regulatory entity or agency with jurisdiction over the Company, including maintenance of a system of internal accounting controls sufficient to provide reasonable assurances that: (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary in order to permit preparation of financial statements in accordance with GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

4.2.5 Issuer Free Writing Prospectuses. The Company agrees that it will not make any offer relating to the Shares that would constitute an issuer free writing prospectus or that would otherwise constitute a “free writing prospectus,” or a portion thereof, required to be filed by the Company with the Commission or retained by the Company under Rule 433 of the Regulations.

4.3 Delivery to the Selling Agent of Prospectuses. The Company will deliver to the Selling Agent, without charge, from time to time during the period when the Prospectus is required to be delivered under the Act or the Exchange Act such number of copies of each Prospectus as the Selling Agent may reasonably request and, as soon as the Registration Statement or any amendment or supplement thereto becomes effective, deliver to the Selling Agent two original executed Registration Statements, including exhibits, and all post-effective amendments thereto and copies of all exhibits filed therewith or incorporated therein by reference and all original executed consents of certified experts.

4.4 Effectiveness and Events Requiring Notice to the Selling Agent. The Company will use its reasonable commercial efforts to cause the Registration Statement to remain effective with a current prospectus through the Closing Date and will promptly notify the Selling Agent and confirm the notice in writing: (i) of the effectiveness of any amendment to the Registration Statement; (ii) of the issuance by the Commission of any stop order or of the initiation, or the threatening, of any proceeding for that purpose; (iii) of the issuance by any state securities commission of any proceedings for the suspension of the qualification of the Shares for offering or sale in any jurisdiction or of the initiation, or the threatening, of any proceeding for that purpose; (iv) of the mailing and delivery to the Commission for filing of any amendment or supplement to the Registration Statement or Prospectus; (v) of the receipt of any comments or request for any additional information from the Commission; and (vi) of the happening of any event during the period described in this Section 4.4 hereof that, in the judgment of the Company, makes any statement of a material fact made in the Registration Statement or the Prospectus untrue or that requires the making of any changes in the Registration Statement or the Prospectus in order to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Commission or any state securities commission shall enter a stop order or suspend such qualification at any time, the Company will make every reasonable effort to obtain promptly the lifting of such order.

4.5 Reports to the Selling Agent.

4.5.1 Periodic Reports, etc. For a period of five (5) years from the Effective Date, the Company will furnish to the Selling Agent copies of such financial statements and other periodic and special reports as the Company from time to time furnishes generally to holders of any class of its securities and also promptly furnish to the Selling Agent: (i) a copy of each periodic report the Company shall be required to file with the Commission; (ii) a copy of each Form 8-K prepared and filed by the Company; (iii) a copy of each registration statement filed by the Company under the Act; and (iv) such additional documents and information with respect to the Company and the affairs of any future Subsidiaries of the Company as the Selling Agent may from time to time reasonably request. Documents filed with the Commission pursuant to its EDGAR system shall be deemed to have been delivered to the Selling Agent pursuant to this Section 4.5.1.

4.5.2 Transfer Agent. For a period of five (5) years from the Effective Date, the Company shall retain a transfer and registrar agent reasonably acceptable to the Selling Agent (the “Transfer Agent”).

4.5.3 Due Diligence. The Company shall cooperate with the Selling Agent and furnish to, or cause to be furnished to, Selling Agent any and all information as the Selling Agent deems appropriate and shall make Company management reasonably available to Selling Agent to enable Selling Agent to conduct a due diligence review.

4.6 Payment of General Expenses Related to the Offering.

4.6.1 Accountable Expenses.

(a) The Company hereby agrees to pay on the Closing Date all expenses typically borne by issuers relating to the offering, including (i) all filing fees and communication expenses relating to the registration of the Shares with the Securities and Exchange Commission; (ii) all Public Filing System filing fees associated with the review of the Offering by FINRA; (iii) all fees and expenses relating to the listing of the Common Stock on The NASDAQ Capital Market, (iv) all fees, expenses and disbursements relating to the registration, qualification or exemption of the Shares under the securities laws of such foreign jurisdictions as the Company and the Selling Agent together determine; (v) the costs of all mailing and printing of the Registration Statement, the Prospectus and all amendments, supplements and exhibits thereto (all in such quantities as the Selling Agent may reasonably require); (vi) the costs of preparing, printing and delivering certificates representing the Shares; (vii) fees and expenses of the transfer agent for the Shares; (viii) stock transfer and/or stamp taxes, if any, payable upon the transfer of the Shares from the Company to the Selling Agent; (ix) actual accountable road show expenses for the Offering; (x) the cost associated with the Selling Agent’s use of book-building and compliance software for the Offering; (xi) up to $20,000 of the reasonable and documented fees and disbursements of the Selling Agent’s counsel; and (xii) background checks of the Company’s officers and directors; provided, that the total actual accountable expenses of the Selling Agent reimbursed under this Section 4.6.1(a) (including Selling Agent’s counsel expenses) shall not exceed $50,000.

(b) In the event of termination of this Agreement, any reimbursement of expenses to the Selling Agent will be limited to those actually incurred by the Selling Agent pursuant to FINRA Rule 5110(f)(2)(D)(i).

4.6.2 Non-Accountable Expenses. The Company further agrees that, in addition to the expenses payable pursuant to Section 4.6.1, on the Closing Date it shall pay to the Selling Agent, by deduction from the net proceeds of the Offering, a non-accountable expense allowance equal to one percent (1.0%) of the gross proceeds received by the Company from the sale of Shares in the Offering.

4.7 Application of Net Proceeds. The section of the Prospectus, “Use of Proceeds,” will indicate the intended uses of the net proceeds from the Offering. The Company will apply the net proceeds from the Offering received by it in a manner consistent with the application described under the caption “Use of Proceeds” in the Prospectus.

4.8 Delivery of Earnings Statements to Security Holders. The Company will make generally available to its security holders as soon as practicable, but not later than the first day of the sixteenth full calendar month following the Effective Date, an earnings statement (which need not be certified by independent public or independent certified public accountants unless required by the Act or the Regulations, but which shall satisfy the provisions of Rule 158(a) of the Regulations) covering a period of at least twelve consecutive months beginning after the Effective Date.

4.9 Stabilization. Neither the Company, nor, to its knowledge, any of its employees, directors or stockholders (without the consent of the Selling Agent) has taken or will take, directly or indirectly, any action designed to or that has constituted or that might reasonably be expected to cause or result in, under the Exchange Act, or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

4.10 Accountants. The Company shall retain a nationally recognized independent certified public accounting firm after the Effective Date. The Selling Agent acknowledges that Mazars is acceptable to the Selling Agent.

4.11 Director and Officer Insurance. As of the Closing Date, the Company will have obtained director and officer insurance in an aggregate coverage amount of not less than $5,000,000, to be effective as of the Closing Date, under a form of insurance policy that is reasonably acceptable to the Selling Agent.

4.12 FINRA. The Company shall advise the Selling Agent (who shall make an appropriate filing with FINRA) if it becomes aware that any 5% or greater stockholder of the Company becomes an affiliate or associated person of a FINRA member participating in the distribution of the Shares.

4.13 Electronic Prospectus. The Company shall cause to be prepared and delivered to the Selling Agent, at the Company’s expense, promptly, but in no event later than one (1) Business Day from the effective date of this Agreement, an Electronic Prospectus to be used by the Selling Agents in connection with the Offering. As used herein, the term “Electronic Prospectus” means a form of prospectus, and any amendment or supplement thereto, that meets each of the following conditions: (i) it shall be encoded in an electronic format, satisfactory to the Selling Agent, that may be transmitted electronically by any other selected dealer to offerees and purchasers of the Shares for at least the period during which a prospectus relating to the Shares is required to be delivered under the Act; (ii) it shall disclose the same information as the paper prospectus and prospectus filed pursuant to EDGAR, except to the extent that graphic and image material cannot be disseminated electronically, in which case such graphic and image material shall be replaced in the electronic prospectus with a fair and accurate narrative description or tabular representation of such material, as appropriate; and (iii) it shall be in or convertible into a paper format or an electronic format, satisfactory to the Selling Agent, that will allow recipients thereof to store and have continuously ready access to the prospectus at any future time, without charge to such recipients (other than any fee charged for subscription to the Internet as a whole and for on-line time). The Company hereby confirms that it has included or will include in the Prospectus filed pursuant to EDGAR or otherwise with the Commission and in the Registration Statement at the time it was declared effective an undertaking that, upon receipt of a request by an investor or his or her representative within the period when a prospectus relating to the Shares is required to be delivered under the Act, the Company shall transmit or cause to be transmitted promptly, without charge, a paper copy of the Prospectus.

5. Conditions of Selling Agent’s Obligations. The time and date of closing and delivery of the documents required to be delivered to the Selling Agent on the Closing Date shall be at to the offices of Cozen O’Connor. The several obligations of the Selling Agent, as provided herein, shall be subject to (i) the continuing accuracy of the representations and warranties of the Company as of the date hereof and, as of each of the Closing Date; (ii) the accuracy of the statements of officers of the Company made pursuant to the provisions hereof; (iii) the performance by the Company of its obligations hereunder, and (iv) the following conditions:

5.1 Regulatory Matters.

5.1.1 Effectiveness of Registration Statement. The Registration Statement shall be effective on the date of this Agreement, and, at each of the Closing Date, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or shall be pending or contemplated by the Commission and any request on the part of the Commission for additional information shall have been complied with.

5.1.2 FINRA Clearance. By the Effective Date, the Selling Agent shall have received clearance from FINRA as to the amount of compensation allowable or payable to the Selling Agent as described in the Registration Statement.

5.1.3 Exchange Stock Market Clearance. On the Closing Date, to the extent a notice filing is required under the NASDAQ listing rules, NASDAQ shall have notified the Company that it has completed its review of the Offering of the Shares.

5.2 Company Counsel Matters.

5.2.1 Closing Date Opinion of Counsel. On the Closing Date, the Selling Agent shall have received the opinion of Disclosure Law Group, counsel to the Company, addressed to the Selling Agent, dated the Closing Date and in form and substance reasonably satisfactory to the Selling Agent.

5.2.2 Reliance. In rendering such opinions, such counsel may rely: (i) as to matters involving the application of laws other than the laws of the United States and jurisdictions in which they are admitted, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance reasonably satisfactory to the Selling Agent) of other counsel reasonably acceptable to the Selling Agent, familiar with the applicable laws; and (ii) as to matters of fact, to the extent they deem proper, on certificates or other written statements of officers of the Company and officers of departments of various jurisdiction having custody of documents respecting the corporate existence or good standing of the Company, provided that copies of any such statements or certificates shall be delivered to Selling Agent’s counsel if requested.

5.3 Cold Comfort Letter. On the Closing Date, the Selling Agent shall have received a cold comfort letter, addressed to it, and in form and substance reasonably satisfactory in all respects to the Selling Agent from Mazars, dated as of the Closing Date.

5.4 Company Certificates.

5.4.1 Officers’ Certificate. On the Closing Date, the Selling Agent shall have received a certificate of the Company signed by the Chief Executive Officer of the Company, dated the Closing Date, to the effect that the Company has performed all covenants and complied with all conditions required by this Agreement to be performed or complied with by the Company prior to and as of the Closing Date, and that the conditions set forth in Section 5.5 hereof have been satisfied as of such date and that, as of the Closing Date, the representations and warranties of the Company set forth in Section 3 hereof are true and correct. In addition, the Selling Agent shall have received such other and further certificates of officers of the Company as the Selling Agent may reasonably request.

5.4.2 Secretary’s Certificate. On the Closing Date, the Selling Agent shall have received a certificate of the Company signed by the Secretary or Assistant Secretary of the Company, dated the Closing Date, certifying: (i) that the Certificate of Incorporation are true and complete, have not been modified and is in full force and effect; (ii) that the resolutions of the Company’s Board of Directors relating to the Offering contemplated by this Agreement are in full force and effect and have not been modified; (iii) as to the accuracy and completeness of all correspondence between the Company or its counsel and the Commission; and (iv) as to the incumbency of the officers of the Company. The documents referred to in such certificate shall be attached to such certificate.

5.5 No Material Changes. Prior to and on the Closing Date: (i) there shall have been no material adverse change or development involving a prospective material adverse change in the condition or the business activities, financial or otherwise, of the Company from the latest dates as of which such condition is set forth in the Registration Statement and the Prospectus; (ii) no action, suit or proceeding, at law or in equity, shall have been pending or, to the knowledge of the Company, threatened against the Company or any Insider before or by any court or federal or state commission, board or other administrative agency wherein an unfavorable decision, ruling or finding may materially adversely affect the business, operations or financial condition or income of the Company, except as set forth in the Registration Statement and the Prospectus; (iii) no stop order shall have been issued under the Act and no proceedings therefore shall have been initiated or threatened by the Commission; and (iv) the Registration Statement and the Prospectus and any amendments or supplements thereto shall contain all material statements which are required to be stated therein in accordance with the Act and the Regulations and shall conform in all material respects to the requirements of the Act and the Regulations, and the Registration Statement or the Prospectus and any amendment or supplement thereto shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading.

5.6 Delivery of Agreements. On or prior to the Effective Date, the Company shall have delivered to the Selling Agent an executed copy of this Agreement and, on or prior to the Closing Date, the Company shall have delivered to the Selling Agent executed copies of the Lock-Up Agreements.

6. Indemnification.

6.1 Indemnification by the Company.

6.1.1 General. Subject to the conditions set forth below, the Company agrees to indemnify and hold harmless the Selling Agent and each dealer selected by the Selling Agent that participates in the Offering and each of their respective directors, officers and employees and each person (a “Controlling Person”), if any, who controls within the meaning of Section 15 of the Act or Section 20 of the Exchange Act (each “Indemnified Person”), such Indemnified Person and the dealer, and the successors and assigns of all of the foregoing persons, against any and all loss, liability, claim, damage and expense whatsoever (including but not limited to any and all legal or other expenses reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, whether arising out of any action between such Indemnified Person and the Company or between such Indemnified Person and any third party or otherwise) to which they or any of them may become subject under the Act, the Exchange Act or any other statute or at common law or otherwise or under the laws of foreign countries, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in (i) the Registration Statement or the Prospectus (as from time to time each may be amended and supplemented); (ii) any materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of the Offering of the Shares, including any “road show” or investor presentations made to investors by the Company (whether in person or electronically); or (iii) any application or other document or written communication (in this Section 6, collectively called “application”) executed by the Company or based upon written information furnished by the Company in any jurisdiction in order to qualify the Shares under the securities laws thereof or filed with the Commission, any state securities commission or agency, NASDAQ or any securities exchange; or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, unless such statement or omission was made in reliance upon and in strict conformity with “Selling Agent’s Information” (as described in Section 3.3.1) furnished to the Company by the Selling Agents. The Company agrees promptly to notify the Indemnified Persons of the commencement of any litigation or proceedings against the Company or any of its officers, directors or Controlling Persons in connection with the issue and sale of the Shares or in connection with the Registration Statement or the Prospectus.

6.1.2 Procedure. If any action is brought against an Indemnified Person or a Controlling Person in respect of which indemnity may be sought against the Company pursuant to Section 6.1.1 or 6.1.2, such Indemnified Person shall promptly notify the Company in writing of the institution of such action and the Company shall assume the defense of such action, including the employment and fees of counsel (subject to the reasonable approval of such Indemnified Person) and payment of actual expenses. Any delay in notice will not relieve the Company of any liability to an indemnified party, except to the extent that the Company demonstrates that the delay prejudiced the defense of the action. Any indemnified person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel which are incurred after the Company assumes the defense of the action shall be at the expense of such Indemnified Person unless (i) the employment of such counsel at the expense of the Company shall have been authorized in writing by the Company in connection with the defense of such action, or (ii) the Company fails to assume the defense or to employ counsel to have charge of the defense of such action within a reasonable time after notice of the action, or (iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to the Company (in which case the Company shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events the reasonable fees and expenses of not more than one additional firm of attorneys (in addition to local counsel) selected by such Indemnified Person in their sole discretion shall be borne by the Company and paid as incurred or, at the option of the indemnified party, advanced pursuant to Section 6.1.5.

6.1.3 Settlement. The Company will not affect any settlement of a proceeding in respect of which indemnification may be sought hereunder (whether or not any indemnified person is a party therein) unless the Company has given an Indemnified Person reasonable prior written notice thereof and such settlement, compromise, consent or termination includes an unconditional release of each indemnified party from any liabilities arising out of such proceeding. The Company will not permit any such settlement, compromise, consent or termination to include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of any indemnified party, without that party’s prior written consent. Notwithstanding anything to the contrary contained herein, if an Indemnified Person shall conduct the defense of an action as provided in Section 6.1.2, the Company shall have the right to approve the terms of any settlement of such action, which approval shall not be unreasonably withheld, except that if the Company is required to and nonetheless fails to reimburse or advance the expenses of such defense, then the Company shall be bound by any determination made in the action or by any compromise or settlement made by the Indemnified Person without the Company’s written consent, subject to the requirements of Section 6.1.4.

6.1.4 Settlement without Consent if Failure to Reimburse or Advance. If at any time an Indemnified Person shall have requested the Company to reimburse or advance to such Indemnified Person its fees and expenses, including those of counsel, the Company agrees that it shall be liable for any settlement of the nature contemplated by Section 6.1.3 affected without its written consent if (i) such settlement is entered into more than sixty (60) days after receipt by the Company of the aforesaid request, (ii) the Company shall have received notice of the terms of such settlement at least forty-five (45) days prior to such settlement being entered into, and (iii) the Company shall not have reimbursed or advanced to such Indemnified Person in accordance with such request prior to the date of such settlement, unless such failure to reimburse or advance to such Indemnified Person is based on a dispute with a good faith basis as to either the obligation of the Company arising under this Section 6 to indemnify such Indemnified Person or the amount of such obligation, and the Company shall have notified such Indemnified Person of such good faith dispute prior to the date of such settlement.

6.1.5 Advances. Notwithstanding any other provision hereof, the Company shall advance, to the extent not prohibited by law, all expenses reasonably anticipated to be incurred by or on behalf of an Indemnified Person in connection with any proceeding, whether pending or threatened, within fifteen (15) days of receipt of a statement or statements from such indemnified parties, or any of them, requesting such advances from time to time. This advancement obligation shall include any retainers of counsel engaged by indemnified parties. Any statement requesting advances shall evidence the expenses anticipated or incurred by the indemnified party with reasonable particularity and may include only those expenses reasonably expected to be incurred within the ninety (90)-day period following each statement. In the event some portion of the amounts advanced are unused, or in the event a court of ultimate jurisdiction determines that the indemnified parties are not entitled to be indemnified against certain expenses, the recipient shall return the unused or disallowed portion of any advances within thirty (30) days of the final disposition of any proceeding to which such advances pertain.

6.2 Indemnification of the Company. The Selling Agent and each dealer selected by the Selling Agent that participates in the Offering (a “Selected Dealer”), severally and not jointly, agrees to indemnify and hold harmless the Company, its directors, officers and employees and agents who control the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any and all loss, liability, claim, damage and expense described in the foregoing indemnity from the Company to the Selling Agent, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions made in the Registration Statement or Prospectus or any amendment or supplement thereto or in any application, made in reliance upon and in strict conformity with the “Selling Agents’ Information” furnished by the Selling Agents to the Company expressly for use in the Registration Statement or the Prospectus or any amendment or supplement thereto or in any such application. In case any action shall be brought against the Company or any other person so indemnified based on the Registration Statement or the Prospectus or any amendment or supplement thereto or any application, and in respect of which indemnity may be sought against the Selling Agent or any Selected Dealer, such Selling Agent or Selected Dealer shall have the rights and duties given to the Company, and the Company and each other person so indemnified shall have the rights and duties given to such Selling Agent or Selected Dealer, by the provisions of Section 6.1.2.

6.3 Contribution.

6.3.1 Contribution Rights. In order to provide for just and equitable contribution under the Act in any case in which (i) any person entitled to indemnification under this Section 6 makes claim for indemnification pursuant hereto but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 6 provides for indemnification in such case, or (ii) contribution under the Act, the Exchange Act or otherwise may be required on the part of any such person in circumstances for which indemnification is provided under this Section 6 but is unavailable, then, and in each such case, the Company and the Selling Agent (and, if applicable, any Selected Dealer) shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity agreement incurred by the Company and the Selling Agent (and, if applicable, any Selected Dealer), as incurred, in such proportions that the Selling Agent are responsible for that portion represented by the percentage that the Selling Fee bears to Purchase Price and the Company shall be responsible for the balance; provided, that, no person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Notwithstanding the provisions of this Section 6.3.1, neither the Selling Agent nor any Selected Dealer shall be required to contribute any amount in excess of the amount by which the total price at which the Shares sold by it and distributed to the public were offered to the public exceeds the amount of any damages that the Selling Agent or any Selected Dealer has otherwise been required to pay in respect of such losses, liabilities, claims, damages and expenses. For purposes of this Section 6.3.1, each director, officer and employee of the Selling Agent, any Selected Dealer or the Company, as applicable, and each person, if any, who controls the Selling Agent or the Company, as applicable, within the meaning of Section 15 of the Act shall have the same rights to contribution as the Selling Agent, any Selected Dealer or the Company, as applicable.

6.3.2 Contribution Procedure. Within fifteen days after receipt by any party to this Agreement (or its representative) of notice of the commencement of any action, suit or proceeding, such party will, if a claim for contribution in respect thereof is to be made against another party (“contributing party”), notify the contributing party of the commencement thereof, but the failure to so notify the contributing party will not relieve it from any liability which it may have to any other party other than for contribution hereunder. In case any such action, suit or proceeding is brought against any party, and such party notifies a contributing party or its representative of the commencement thereof within the aforesaid fifteen days, the contributing party will be entitled to participate therein with the notifying party and any other contributing party similarly notified. Any such contributing party shall not be liable to any party seeking contribution on account of any settlement of any claim, action or proceeding affected by such party seeking contribution without the written consent of such contributing party. The contribution provisions contained in this Section 6.3.2 are intended to supersede, to the extent permitted by law, any right to contribution under the Act, the Exchange Act or otherwise available.

7. Additional Covenants.

7.1 Board Composition and Board Designations. The Company shall ensure that: (i) the qualifications of the persons serving as board members and the overall composition of the board comply with the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder and with the listing requirements of NASDAQ or any other national securities exchange or national securities association, as the case may be, in the event the Company seeks to have its Shares listed on another exchange or quoted on an automated quotation system, and (ii) if applicable, at least one member of the board of directors qualifies as a “financial expert” as such term is defined under the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder.

7.2 Subsequent Offerings.

7.2.1 The Company, on behalf of itself and any successor entity, has agreed that, without the prior written consent of the Selling Agent, it will not, for a period commencing on the date hereof and ending on June 15, 2019 (the “Restricted Period”), (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any freely trading shares of its capital stock or any securities convertible into or exercisable or exchangeable for shares of its capital stock. The restrictions contained in this Section 7.2 shall not apply to (i) the Shares sold in this offering, (ii) the issuance of Common Stock upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof or (iii) the issuance of any option to purchase or shares of the Company’s capital stock under any stock compensation plan of the Company outstanding on the date hereof or otherwise for compensatory purposes.

7.2.2 Until August 1, 2019, the Selling Agent shall have the right and option to participate as a co- or joint book running manager or underwriter for any public offering of the Company’s Common Stock (“Covered Offering”); provided, however, the parties agree and acknowledge that the Company shall only pay one customary selling, placement or underwriting fee in connection with such Covered Offering agreed to by the Company in connection therewith, and shall not be required to pay a Selling Fee to Selling Agent, as set forth in this Agreement in connection with the Covered Offering.

8. Effective Date of this Agreement and Termination Thereof.

8.1 Effective Date. This Agreement shall become effective when the Company, the Selling Agent have executed the same and delivered counterparts of such signatures to the other parties.

8.2 Termination. The Selling Agent shall have the right to terminate this Agreement at any time prior to any Closing Date, (i) if any domestic or international event or act or occurrence has materially disrupted, or in your reasonable opinion will in the immediate future materially disrupt, general securities markets in the United States; or (ii) if trading on the New York Stock Exchange, the NASDAQ Global Market or the NASDAQ Capital Market or NYSE MKT shall have been noticed for or actually suspended or materially limited, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required by FINRA or by order of the Commission or any other government authority having jurisdiction, or (iii) if the United States shall have become involved in a new war or a substantial increase in existing major hostilities occurs, or (iv) if a banking moratorium has been declared by a New York State or federal authority or foreign authority which has a substantial disruptive effect on or adversely impacts the United States securities markets, or (v) if a moratorium on foreign exchange trading has been declared which materially adversely impacts the United States securities markets, or (vi) if the Company shall have sustained a material loss by fire, flood, accident, hurricane, earthquake, theft, sabotage or other calamity or malicious act which, whether or not such loss shall have been insured, will, in the Selling Agent’s reasonable opinion, make it inadvisable to proceed with the delivery of the Shares, or (vii) if the Company is in material breach of any of its representations, warranties or covenants hereunder, or (viii) if the Selling Agent shall have become aware after the date hereof of such a Material Adverse Effect on the Company, or such adverse material change in general market conditions as in the Selling Agent’s good faith judgment would make it impracticable to proceed with the offering, sale and/or delivery of the Shares or to enforce contracts made by the Selling Agents for the sale of the Shares.

8.3 Indemnification. Notwithstanding any contrary provision contained in this Agreement, any election hereunder or any termination of this Agreement, and whether or not this Agreement is otherwise carried out, the provisions of Section 6 shall not be in any way effected by, such election or termination or failure to carry out the terms of this Agreement or any part hereof.

9. Miscellaneous.

9.1 Notices

. All communications hereunder, except as herein otherwise specifically provided, shall be in writing and shall be mailed (registered or certified mail, return receipt requested), personally delivered or sent by facsimile transmission and confirmed, or by electronic transmission via PDF, and shall be deemed given when so delivered or faxed and confirmed or transmitted or if mailed, two days after such mailing.

If to the Selling Agent:

Alexander Capital
17 State Street, 5th Floor
New York, NY 10004
Attn: Jonathan Gazdak
Fax No.: (212) 687-5649

Copy to (which shall not constitute notice):

Cozen O'Connor P.C.
33 South 6th Street, Suite 3800
Minneapolis, MN 55402
Attn: Christopher J. Bellini, Esq.
Fax No.: (646) 838-1314

If to the Company:

AzurRx BioPharma, Inc.
760 Parkside Avenue
Downstate Biotechnology Incubator, Suite 304
Brooklyn, New York 11226
Attn: Chief Executive Officer
Fax No.:

Copy to (which shall not constitute notice):

Disclosure Law Group
655 West Broadway Suite 870
San Diego, CA 92101
Attn: Jessica R. Sudweeks, Esq.
Fax No.: (619) 330-2101

9.2 Headings. The headings contained herein are for the sole purpose of convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Agreement.

9.3 Amendment. This Agreement may only be amended by a written instrument executed by each of the parties hereto.

9.4 Entire Agreement. This Agreement (together with the other agreements and documents being delivered pursuant to or in connection with this Agreement) constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and thereof, and supersedes all prior agreements and understandings of the parties, oral and written, with respect to the subject matter hereof. Notwithstanding anything to the contrary set forth herein, it is understood and agreed by the parties hereto that all terms and conditions of that certain engagement letter between the Company and the Selling Agent, dated March 22, 2019, shall remain in full force and effect.

9.5 Binding Effect. This Agreement shall inure solely to the benefit of and shall be binding upon the Selling Agent, the Company and the directors, officers and Controlling Persons referred to in Section 6 hereof, and their respective successors, legal representatives and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provisions herein contained. The term “successors and assigns” shall not include a purchaser, in its capacity as such, of securities from the Selling Agent.

9.6 Governing Law. This Agreement shall be deemed to have been executed and delivered in New York and both this Agreement and the transactions contemplated hereby shall be governed as to validity, interpretation, construction, effect, and in all other respects by the laws of the State of New York, without regard to the conflicts of laws principals thereof (other than Section 5-1401 of The New York General Obligations Law). Each of the Selling Agent and the Company: (a) agrees that any legal suit, action or proceeding arising out of or relating to this Agreement and/or the transactions contemplated hereby shall be instituted exclusively in the Supreme Court of the State of New York, New York County, or in the United States District Court for the Southern District of New York, (b) waives any objection which it may have or hereafter to the venue of any such suit, action or proceeding, and (c) irrevocably consents to the jurisdiction of Supreme Court of the State of New York, New York County, or in the United States District Court for the Southern District of New York in any such suit, action or proceeding. Each of the Selling Agent and the Company further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the Supreme Court of the State of New York, New York County, or in the United States District Court for the Southern District of New York and agrees that service of process upon the Company mailed by certified mail to the Company’s address or delivered by Federal Express via overnight delivery shall be deemed in every respect effective service of process upon the Company, in any such suit, action or proceeding, and service of process upon the Selling Agents mailed by certified mail to the Selling Agents’ address or delivered by Federal Express via overnight delivery shall be deemed in every respect effective service process upon the Selling Agents, in any such suit, action or proceeding. THE COMPANY (ON BEHALF OF ITSELF, THE SUBSIDIARIES AND, TO THE FULLEST EXTENT PERMITTED BY LAW, ON BEHALF OF ITS RESPECTIVE EQUITY HOLDERS AND CREDITORS) HEREBY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED UPON, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, THE REGISTRATION STATEMENT AND THE PROSPECTUS.

9.7 Execution in Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement, and shall become effective when one or more counterparts has been signed by each of the parties hereto and delivered to each of the other parties hereto. Delivery of a signed counterpart of this Agreement by facsimile or email/pdf transmission shall constitute valid and sufficient delivery thereof.

9.8 Waiver, etc. The failure of any of the parties hereto to at any time enforce any of the provisions of this Agreement shall not be deemed or construed to be a waiver of any such provision, nor to in any way affect the validity of this Agreement or any provision hereof or the right of any of the parties hereto to thereafter enforce each and every provision of this Agreement. No waiver of any breach, non-compliance or non-fulfillment of any of the provisions of this Agreement shall be effective unless set forth in a written instrument executed by the party or parties against whom or which enforcement of such waiver is sought; and no waiver of any such breach, non-compliance or non-fulfillment shall be construed or deemed to be a waiver of any other or subsequent breach, non-compliance or non-fulfillment.

9.9 No Fiduciary Relationship. The Company hereby acknowledges that each Selling Agent is acting solely as a Selling Agent in connection with the Offering of the Shares. The Company further acknowledges that the Selling Agent is acting pursuant to a contractual relationship created solely by this Agreement entered into on an arm’s length basis and in no event do the parties intend that the Selling Agent act or be responsible as a fiduciary to the Company, its management, shareholders, creditors or any other person in connection with any activity that the Selling Agent may undertake or have undertaken in furtherance of the Offering, either before or after the date hereof. The Selling Agent on its own behalf and on behalf of the Selected Dealers, hereby each expressly disclaims any fiduciary or similar obligations to the Company, either in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions, and the Company hereby confirms its understanding and agreement to that effect. The Company, the Selling Agent on its own behalf and on behalf of the Selected Dealers, agree that they are each responsible for making their own independent judgments with respect to any such transactions, and that any opinions or views expressed by the Selling Agent to the Company regarding such transactions, including but not limited to any opinions or views with respect to the price or market for the Company’s securities, do not constitute advice or recommendations to the Company. The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against the Selling Agent or any Selected Dealer with respect to any breach or alleged breach of any fiduciary or similar duty to the Company in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions.

9.10 Enforcement of Agreement. The Company acknowledges and agrees that the Selling Agent would be irreparably damaged if any of the Company’s covenants hereunder, including without limitations those set forth in Section 4, is not performed in accordance with its specific terms and that any such breach of covenant could not be adequately compensated in all cases by monetary damages alone. Accordingly, in addition to any other right or remedy to which the Selling Agent may be entitled, at law or in equity, it shall be entitled to enforce any covenant of the Company hereunder by a decree of specific performance and to temporary, preliminary and permanent injunctive relief to prevent a breach or threatened breach by the Company of any such covenant, without posting any bond or other undertaking.

[SIGNATURE PAGE FOLLOWS]

If the foregoing correctly sets forth the understanding between the Selling Agent and the Company, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between us.

Very truly yours,

AZURRX BIOPHARMA, INC.

By:  /s/ Maged Shenouda
Name:  Maged Shenouda
Title:  Chief Financial Officer

Confirmed as of the date first written above mentioned,

ALEXANDER CAPITAL L.P.

By:  /s/ Jonathan Gazdak
Jonathan Gazdak
Managing Director

SCHEDULE A

Purchasers

SCHEDULE B

Lock-Up Parties

EXHIBIT A

Form of Selling Agent’s Warrant Agreement

THE REGISTERED HOLDER OF THIS PURCHASE WARRANT BY ITS ACCEPTANCE HEREOF, AGREES THAT IT WILL NOT SELL, TRANSFER OR ASSIGN THIS PURCHASE WARRANT EXCEPT AS HEREIN PROVIDED AND THE REGISTERED HOLDER OF THIS PURCHASE WARRANT AGREES THAT IT WILL NOT SELL, TRANSFER, ASSIGN, PLEDGE OR HYPOTHECATE THIS PURCHASE WARRANT OR CAUSE IT TO BE THE SUBJECT OF ANY HEDGING, SHORT SALE, DERIVATIVE, PUT, OR CALL TRANSACTION THAT WOULD RESULT IN THE EFFECTIVE ECONOMIC DISPOSITION OF THE PURCHASE WARRANT BY ANY PERSON FOR A PERIOD OF ONE HUNDRED EIGHTY (180) DAYS FOLLOWING THE EFFECTIVE DATE (DEFINED BELOW) TO ANYONE OTHER THAN (I) ALEXANDER CAPITAL, L.P. OR A SELECTED DEALER IN CONNECTION WITH THE OFFERING, OR (II) A BONA FIDE OFFICER OR PARTNER OF ALEXANDER CAPITAL, L.P. OR OF ANY SELECTED DEALER AND IN ACCORDANCE WITH FINRA RULE 5110(G)(2).

THIS PURCHASE WARRANT IS NOT EXERCISABLE PRIOR TO MAY 13, 2020. VOID AFTER 5:00 P.M., EASTERN TIME, MAY 13, 2024.

COMMON STOCK PURCHASE WARRANT

For the Purchase of [ ] Shares of Common Stock

of

AZURRX BIOPHARMA, INC.

1. Purchase Warrant. THIS CERTIFIES THAT, in consideration of funds duly paid by or on behalf of [__________] (“Holder”), as registered owner of this Purchase Warrant, to AxurRx BioPharma, Inc., a Delaware corporation (the “Company”), Holder is entitled, at any time or from time to time from May 13, 2020 (the “Commencement Date”), and at or before 5:00 p.m., Eastern time May 13, 2024 (the “Expiration Date”), but not thereafter, to subscribe for, purchase and receive, in whole or in part, up to [●] shares of common stock of the Company, par value $0.0001 per share (the “Shares”), subject to adjustment as provided in Section 5 hereof. If the Expiration Date is a day on which banking institutions are authorized by law to close, then this Purchase Warrant may be exercised on the next succeeding day which is not such a day in accordance with the terms herein. During the period ending on the Expiration Date, the Company agrees not to take any action that would terminate this Purchase Warrant. This Purchase Warrant is initially exercisable at $2.82 per Share; provided, however, that upon the occurrence of any of the events specified in Section 5 hereof, the rights granted by this Purchase Warrant, including the exercise price per Share and the number of Shares to be received upon such exercise, shall be adjusted as therein specified. This Warrant is being issued pursuant to the certain Selling Agent Agreement (the “Selling Agent Agreement”), dated May 9, 2019, by and among the Company and the Holder, providing for the public offering (the “Offering”) of shares of common stock, par value $0.001 per share, of the Company. The term “Effective Date” shall mean the effective date of the Offering. The term “Exercise Price” shall mean the initial exercise price or the adjusted exercise price, depending on the context.

1. Exercise.

1.1 Exercise Form. In order to exercise this Purchase Warrant, the exercise form attached hereto must be duly executed and completed and delivered to the Company, together with this Purchase Warrant and payment of the Exercise Price for the Shares being purchased payable in cash by wire transfer of immediately available funds to an account designated by the Company or by certified check or official bank check. If the subscription rights represented hereby shall not be exercised at or before 5:00 p.m., Eastern time, on the Expiration Date, this Purchase Warrant shall become and be void without further force or effect, and all rights represented hereby shall cease and expire.

1.2 Cashless Exercise. If at any time after the Commencement Date there is no effective registration statement registering, or no current prospectus available for, the resale of the Shares by the Holder, then in lieu of exercising this Purchase Warrant by payment of cash or check payable to the order of the Company pursuant to Section 1.1 above, Holder may elect to receive the number of Shares equal to the value of this Purchase Warrant (or the portion thereof being exercised), by surrender of this Purchase Warrant to the Company, together with the exercise form attached hereto, in which event the Company shall issue to Holder, Shares in accordance with the following formula:

X =	Y(A-B)
A

Where,

X = The number of Shares to be issued to Holder;
Y = The number of Shares for which the Purchase Warrant is being exercised;
A = The fair market value of one Share; and
B = The Exercise Price.

For purposes of this Section 1.2, the fair market value of a Share is defined as follows:

(i) if the Company’s common stock is traded on a securities exchange, the fair market value shall be deemed to be the closing price on such exchange on the trading day immediately prior to the date the exercise form is submitted to the Company in connection with the exercise of the Purchase Warrant; or

(ii) if the Company’s common stock is actively traded over-the-counter, the fair market value shall be deemed to be the closing bid price on the trading day immediately prior to the date the exercise form is submitted to the Company in connection with the exercise of the Purchase Warrant; or

(iii) if there is no active public market, the value shall be the fair market value thereof, as determined in good faith by the Company’s Board of Directors.

1.3 Legend. Each certificate for the securities purchased under this Purchase Warrant shall bear a legend as follows unless such securities have been registered under the Securities Act of 1933, as amended (the “Act”):

“The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the “Act”), or applicable state law. Neither the securities nor any interest therein may be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Securities Act, or pursuant to an exemption from registration under the Securities Act and applicable state law which, in the opinion of counsel to the Company, is available.”

1.4           No Obligation to Net Cash Settle. Notwithstanding anything to the contrary contained in this Purchase Warrant, in no event will the Company be required to net cash settle the exercise of the Purchase Warrant. The holder of the Purchase Warrant will not be entitled to exercise the Purchase Option unless it exercises such Purchase Warrant pursuant to the cashless exercise right or a registration statement is effective, or an exemption from the registration requirements is available at such time and, if the Holder is not able to exercise the Purchase Warrant, the Purchase Warrant will expire worthless.

2. Transfer.

2.1 General Restrictions. The registered Holder of this Purchase Warrant agrees by his, her or its acceptance hereof, that such Holder will not: (a) sell, transfer, assign, pledge or hypothecate this Purchase Warrant for a period of one hundred eighty (180) days following the Effective Date to anyone other than: (i) Alexander Capital L.P. (“Alexander Capital”) or another selected dealer participating in the Offering, or (ii) a bona fide officer or partner of Alexander Capital or of any such underwriter or selected dealer, in each case in accordance with FINRA Conduct Rule 5110(g)(1), or (b) cause this Purchase Warrant or the securities issuable hereunder to be the subject of any hedging, short sale, derivative, put or call transaction that would result in the effective economic disposition of this Purchase Warrant or the securities hereunder, except as provided for in FINRA Rule 5110(g)(2). On and after one (1) year after the Effective Date, transfers to others may be made subject to compliance with or exemptions from applicable securities laws. In order to make any permitted assignment, the Holder must deliver to the Company the assignment form attached hereto duly executed and completed, together with the Purchase Warrant and payment of all transfer taxes, if any, payable in connection therewith. The Company shall within five (5) Business Days transfer this Purchase Warrant on the books of the Company and shall execute and deliver a new Purchase Warrant or Purchase Warrants of like tenor to the appropriate assignee(s) expressly evidencing the right to purchase the aggregate number of Shares purchasable hereunder or such portion of such number as shall be contemplated by any such assignment.

2.2 Restrictions Imposed by the Securities Act. The securities evidenced by this Purchase Warrant shall not be transferred unless and until: (i) the Company has received the opinion of counsel for the Holder that the securities may be transferred pursuant to an exemption from registration under the Securities Act and applicable state securities laws, the availability of which is established to the reasonable satisfaction of the Company (the Company hereby agreeing that the opinion of Cozen O’Connor shall be deemed satisfactory evidence of the availability of an exemption), or (ii) a registration statement or a post-effective amendment to the Registration Statement relating to the offer and sale of such securities has been filed by the Company and declared effective by the U.S. Securities and Exchange Commission (the “Commission”) and compliance with applicable state securities law has been established.

3. Registration Rights.

3.1 “Piggy-Back” Registration.

3.1.1 Grant of Right. The Holder shall have the right, for a period of no more than seven (7) years from the Effective Date in accordance with FINRA Rule 5110(f)(2)(G)(v), to include any portion of the Shares underlying the Purchase Warrants (collectively, the “Registrable Securities”) as part of any other registration of securities filed by the Company (other than in connection with a transaction contemplated by Rule 145(a) promulgated under the Securities Act or pursuant to Form S-8 or any equivalent form); provided, however, that if, solely in connection with any primary underwritten public offering for the account of the Company, the managing underwriter(s) thereof shall, in its reasonable discretion, impose a limitation on the number of shares of common stock which may be included in the Registration Statement because, in such underwriter(s)’ judgment, marketing or other factors dictate such limitation is necessary to facilitate public distribution, then the Company shall be obligated to include in such Registration Statement only such limited portion of the Registrable Securities with respect to which the Holder requested inclusion hereunder as the underwriter shall reasonably permit. Any exclusion of Registrable Securities shall be made pro rata among the Holders seeking to include Registrable Securities in proportion to the number of Registrable Securities sought to be included by such Holders; provided, however, that the Company shall not exclude any Registrable Securities unless the Company has first excluded all outstanding securities, the holders of which are not entitled to inclusion of such securities in such Registration Statement or are not entitled to pro rata inclusion with the Registrable Securities.

3.1.2 Terms. The Company shall bear all fees and expenses attendant to registering the Registrable Securities pursuant to Section 3.1.1 hereof, but the Holders shall pay any and all underwriting commissions and the expenses of any legal counsel selected by the Holders to represent them in connection with the sale of the Registrable Securities. In the event of such a proposed registration, the Company shall furnish the then Holders of outstanding Registrable Securities with not less than thirty (30) days written notice prior to the proposed date of filing of such registration statement. Such notice to the Holders shall continue to be given for each registration statement filed by the Company until such time as all of the Registrable Securities have been sold by the Holder. The holders of the Registrable Securities shall exercise the “piggy-back” rights provided for herein by giving written notice within ten (10) days of the receipt of the Company’s notice of its intention to file a registration statement. Except as otherwise provided in this Purchase Warrant, there shall be no limit on the number of times the Holder may request registration under this Section 3.1.2; provided, however, that such registration rights shall terminate upon on the sixth anniversary of the Commencement Date.

3.2 General Terms.

3.2.1 Indemnification. The Company shall indemnify the Holder(s) of the Registrable Securities to be sold pursuant to any registration statement hereunder and each person, if any, who controls such Holders within the meaning of Section 15 of the Securities Act or Section 20(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), against all loss, claim, damage, expense or liability (including all reasonable attorneys’ fees and other expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which any of them may become subject under the Securities Act, the Exchange Act or otherwise, arising from such registration statement but only to the same extent and with the same effect as the provisions pursuant to which the Company has agreed to indemnify the Selling Agent contained in Section 6.1 of the Selling Agent Agreement between the Selling Agent and the Company, dated as of May 8, 2019. The Holder(s) of the Registrable Securities to be sold pursuant to such registration statement, and their successors and assigns, shall severally, and not jointly, indemnify the Company and its affiliates, against all loss, claim, damage, expense or liability (including all reasonable attorneys’ fees and other expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which they may become subject under the Securities Act, the Exchange Act or otherwise, arising from information furnished by or on behalf of such Holders, or their successors or assigns, in writing, for specific inclusion in such registration statement to the same extent and with the same effect as the provisions contained in Section 6.2 of the Selling Agent Agreement pursuant to which the Selling Agent has agreed to indemnify the Company.

3.2.2 Exercise of Purchase Warrants. Nothing contained in this Purchase Warrant shall be construed as requiring the Holder(s) to exercise their Purchase Warrants prior to or after the initial filing of any registration statement or the effectiveness thereof.

3.2.3 Documents Delivered to Holders. The Company shall furnish to each Holder participating in any underwritten offerings and to each underwriter of any such offering, a signed counterpart, addressed to such Holder and underwriter, of: (i) an opinion of counsel to the Company, dated the effective date of such registration statement (and an opinion dated the date of the closing under any underwriting agreement related thereto), and (ii) a “cold comfort” letter dated the effective date of such registration statement (and a letter dated the date of the closing under the underwriting agreement) signed by the independent registered public accounting firm which has issued a report on the Company’s financial statements included in such registration statement, in each case covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of such accountants’ letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer’s counsel and in accountants’ letters delivered to underwriters in underwritten public offerings of securities. The Company shall also deliver promptly to each Holder participating in the underwritten offering requesting the correspondence and memoranda described below and to the managing underwriter copies of all correspondence between the Commission and the Company, its counsel or auditors and all memoranda relating to discussions with the Commission or its staff with respect to the registration statement and permit each Holder and underwriter to do such investigation, upon reasonable advance notice, with respect to information contained in or omitted from the registration statement as it deems reasonably necessary to comply with applicable securities laws or rules of FINRA. Such investigation shall include access to books, records and properties and opportunities to discuss the business of the Company with its officers and independent auditors, all to such reasonable extent and at such reasonable times as any such Holder shall reasonably request.

3.2.4 Underwriting Agreement. In the event the Company shall enter into an underwriting agreement with any managing underwriter(s), if any, selected by the Company with respect to the Registrable Securities that are being registered pursuant to this Section 3, which managing underwriter shall be reasonably satisfactory to the Majority Holders. Such agreement shall be reasonably satisfactory in form and substance to the Company and such managing underwriters, and shall contain such representations, warranties and covenants by the Company and such other terms as are customarily contained in agreements of that type used by the managing underwriter. The Holders shall be parties to any underwriting agreement relating to an underwritten sale of their Registrable Securities and may, at their option, require that any or all the representations, warranties and covenants of the Company to or for the benefit of such underwriters shall also be made to and for the benefit of such Holders. Such Holders shall not be required to make any representations or warranties to or agreements with the Company or the underwriters except as they may relate to such Holders, their Shares and their intended methods of distribution.

3.2.5 Documents to be Delivered by Holder(s). Each of the Holder(s) participating in any of the foregoing offerings shall furnish to the Company a completed and executed questionnaire provided by the Company requesting information customarily sought of selling security holders.

3.2.6 Damages. Should the registration or the effectiveness thereof required by Section 3.1 hereof be delayed by the Company or the Company otherwise fails to comply with such provisions, the Holder(s) shall, in addition to any other legal or other relief available to the Holder(s), be entitled to seek specific performance or other equitable (including injunctive) relief against the threatened breach of such provisions or the continuation of any such breach, without the necessity of proving actual damages and without the necessity of posting bond or other security.

4. New Purchase Warrants to be Issued.

4.1 Partial Exercise or Transfer. Subject to the restrictions in Section 2 hereof, this Purchase Warrant may be exercised or assigned in whole or in part. In the event of the exercise or assignment hereof in part only, upon surrender of this Purchase Warrant for cancellation, together with the duly executed exercise or assignment form and funds sufficient to pay any Exercise Price and/or transfer tax if exercised pursuant to Section 1.1 hereto, the Company shall cause to be delivered to the Holder without charge a new Purchase Warrant of like tenor to this Purchase Warrant in the name of the Holder evidencing the right of the Holder to purchase the number of Shares purchasable hereunder as to which this Purchase Warrant has not been exercised or assigned.

4.2 Lost Certificate. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Purchase Warrant and of reasonably satisfactory indemnification or the posting of a bond, the Company shall execute and deliver a new Purchase Warrant of like tenor and date. Any such new Purchase Warrant executed and delivered as a result of such loss, theft, mutilation or destruction shall constitute a substitute contractual obligation on the part of the Company.

5. Adjustments.

5.1 Adjustments to Exercise Price and Number of Securities. The Exercise Price and the number of Shares underlying the Purchase Warrant shall be subject to adjustment from time to time as hereinafter set forth:

5.1.1 Share Dividends; Split Ups. If, after the date hereof, and subject to the provisions of Section 5.3 below, the number of outstanding Shares is increased by a stock dividend payable in Shares or by a split up of Shares or other similar event, then, on the effective day thereof, the number of Shares purchasable hereunder shall be increased in proportion to such increase in outstanding Shares, and the Exercise Price shall be proportionately decreased.

5.1.2 Aggregation of Shares. If, after the date hereof, and subject to the provisions of Section 5.3 below, the number of outstanding Shares is decreased by a consolidation, combination or reclassification of Shares or other similar event, then, on the effective date thereof, the number of Shares purchasable hereunder shall be decreased in proportion to such decrease in outstanding Shares, and the Exercise Price shall be proportionately increased.

5.1.3 Replacement of Securities upon Reorganization, etc. In case of any reclassification or reorganization of the outstanding Shares other than a change covered by Section 5.1.1 or 5.1.2 hereof or that solely affects the par value of such Shares, or in the case of any share reconstruction or amalgamation or consolidation of the Company with or into another corporation or other entity (other than a consolidation or share reconstruction or amalgamation in which the Company is the continuing corporation and that does not result in any reclassification or reorganization of the outstanding Shares), or in the case of any sale or conveyance to another corporation or entity of the property of the Company as an entirety or substantially as an entirety in connection with which the Company is dissolved, the Holder of this Purchase Warrant shall have the right thereafter (until the expiration of the right of exercise of this Purchase Warrant) to receive upon the exercise hereof, for the same aggregate Exercise Price payable hereunder immediately prior to such event, the kind and amount of shares of stock or other securities or property (including cash) receivable upon such reclassification, reorganization, share reconstruction or amalgamation, or consolidation, or upon a dissolution following any such sale or transfer, by a Holder of the number of Shares of the Company obtainable upon exercise of this Purchase Warrant immediately prior to such event; and if any reclassification also results in a change in Shares covered by Section 5.1.1 or 5.1.2, then such adjustment shall be made pursuant to Sections 5.1.1, 5.1.2 and this Section 5.1.3. The provisions of this Section 5.1.3 shall similarly apply to successive reclassifications, reorganizations, share reconstructions or amalgamations, or consolidations, sales or other transfers.

5.1.4 Changes in Form of Purchase Warrant. This form of Purchase Warrant need not be changed because of any change pursuant to this Section 5.1, and Purchase Warrants issued after such change may state the same Exercise Price and the same number of Shares as are stated in the Purchase Warrants initially issued pursuant to this Agreement. The acceptance by any Holder of the issuance of new Purchase Warrants reflecting a required or permissive change shall not be deemed to waive any rights to an adjustment occurring after the Commencement Date or the computation thereof.

5.2 Substitute Purchase Warrant. In case of any consolidation of the Company with, or share reconstruction or amalgamation of the Company with or into, another corporation or other entity (other than a consolidation or share reconstruction or amalgamation which does not result in any reclassification or change of the outstanding Shares), the corporation or other entity formed by such consolidation or share reconstruction or amalgamation shall execute and deliver to the Holder a supplemental Purchase Warrant providing that the holder of each Purchase Warrant then outstanding or to be outstanding shall have the right thereafter (until the stated expiration of such Purchase Warrant) to receive, upon exercise of such Purchase Warrant, the kind and amount of shares of stock and other securities and property receivable upon such consolidation or share reconstruction or amalgamation, by a holder of the number of Shares of the Company for which such Purchase Warrant might have been exercised immediately prior to such consolidation, share reconstruction or amalgamation, sale or transfer. Such supplemental Purchase Warrant shall provide for adjustments which shall be identical to the adjustments provided for in this Section 5. The above provision of this Section shall similarly apply to successive consolidations or share reconstructions or amalgamations.

5.3 Elimination of Fractional Interests. The Company shall not be required to issue certificates representing fractions of Shares upon the exercise of the Purchase Warrant, nor shall it be required to issue scrip or pay cash in lieu of any fractional interests, it being the intent of the parties that all fractional interests shall be eliminated by rounding any fraction up or down, as the case may be, to the nearest whole number of Shares or other securities, properties or rights.

6. Reservation and Listing. The Company shall at all times reserve and keep available out of its authorized Shares, solely for the purpose of issuance upon exercise of the Purchase Warrants, such number of Shares or other securities, properties or rights as shall be issuable upon the exercise thereof. The Company covenants and agrees that, upon exercise of the Purchase Warrants and payment of the Exercise Price therefor, in accordance with the terms hereby, all Shares and other securities issuable upon such exercise shall be duly and validly issued, fully paid and non-assessable and not subject to preemptive rights of any shareholder. The Company further covenants and agrees that upon exercise of the Purchase Warrants and payment of the exercise price therefor, all Shares and other securities issuable upon such exercise shall be duly and validly issued, fully paid and non-assessable and not subject to preemptive rights of any shareholder. As long as the Purchase Warrants shall be outstanding, the Company shall use its commercially reasonable efforts to cause all Shares issuable upon exercise of the Purchase Warrants to be listed (subject to official notice of issuance) on all national securities exchanges (or, if applicable, on the OTC Bulletin Board or any successor trading market) on which the Shares issued to the public in the Offering may then be listed and/or quoted.

7. Certain Notice Requirements.

7.1 Holder’s Right to Receive Notice. Nothing herein shall be construed as conferring upon the Holders the right to vote or consent or to receive notice as a shareholder for the election of directors or any other matter, or as having any rights whatsoever as a shareholder of the Company. If, however, at any time prior to the expiration of the Purchase Warrants and their exercise, any of the events described in Section 7.2 shall occur, then, in one or more of said events, the Company shall give written notice of such event at least fifteen (15) days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the shareholders entitled to such dividend, distribution, conversion or exchange of securities or subscription rights, or entitled to vote on such proposed dissolution, liquidation, winding up or sale. Such notice shall specify such record date or the date of the closing of the transfer books, as the case may be. Notwithstanding the foregoing, the Company shall deliver to each Holder a copy of each notice given to the other shareholders of the Company at the same time and in the same manner that such notice is given to the shareholders.

7.2 Events Requiring Notice. The Company shall be required to give the notice described in this Section 7 upon one or more of the following events: (i) if the Company shall take a record of the holders of its Shares for the purpose of entitling them to receive a dividend or distribution payable otherwise than in cash, or a cash dividend or distribution payable otherwise than out of retained earnings, as indicated by the accounting treatment of such dividend or distribution on the books of the Company, (ii) the Company shall offer to all the holders of its Shares any additional shares of capital stock of the Company or securities convertible into or exchangeable for shares of capital stock of the Company, or any option, right or warrant to subscribe therefor, or (iii) a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation or share reconstruction or amalgamation) or a sale of all or substantially all of its property, assets and business shall be proposed.

7.3 Notice of Change in Exercise Price. The Company shall, promptly after an event requiring a change in the Exercise Price pursuant to Section 5 hereof, send notice to the Holders of such event and change (“Price Notice”). The Price Notice shall describe the event causing the change and the method of calculating same and shall be certified as being true and accurate by the Company’s Chief Financial Officer.

7.4 Transmittal of Notices. All notices, requests, consents and other communications under this Purchase Warrant shall be in writing and shall be deemed to have been duly made when hand delivered, or mailed by express mail or private courier service: (i) if to the registered Holder of the Purchase Warrant, to the address of such Holder as shown on the books of the Company, or (ii) if to the Company, to following address or to such other address as the Company may designate by notice to the Holders:

If to the Holder:

____________

____________

____________

Attn:
Email:

with a copy (which shall not constitute notice) to:

Cozen O’Connor
33 South 6th Street, Suite 3800
Minneapolis, Minnesota 55402
Attn: Christopher J. Bellini, Esq.
Email: cbellini@cozen.com

If to the Company:

AzurRx BioPharma, Inc.
760 Parkside Avenue
Downstate Biotechnology Incubator, Suite 304
Brooklyn, New York 11226
Attn: Chief Executive Officer
Email: tspoor@azurrx.com

with a copy (which shall not constitute notice) to:

Disclosure Law Group
655 West Broadway Suite 870
San Diego, CA 92101
Attn: Jessica R. Sudweeks, Esq.
Email: jsudweeks@disclosurelawgroup.com

8. Miscellaneous.

8.1 Amendments. The Company and Alexander Capital may from time to time supplement or amend this Purchase Warrant without the approval of any of the Holders in order to cure any ambiguity, to correct or supplement any provision contained herein that may be defective or inconsistent with any other provisions herein, or to make any other provisions in regard to matters or questions arising hereunder that the Company and Alexander Capital may deem necessary or desirable and that the Company and Alexander Capital deem shall not adversely affect the interest of the Holders. All other modifications or amendments shall require the written consent of and be signed by the party against whom enforcement of the modification or amendment is sought.

8.2 Headings. The headings contained herein are for the sole purpose of convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Purchase Warrant.

8.3 Entire Agreement. This Purchase Warrant (together with the other agreements and documents being delivered pursuant to or in connection with this Purchase Warrant) constitutes the entire agreement of the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings of the parties, oral and written, with respect to the subject matter hereof.

8.4 Binding Effect. This Purchase Warrant shall inure solely to the benefit of and shall be binding upon, the Holder and the Company and their permitted assignees, respective successors, legal representative and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Purchase Warrant or any provisions herein contained.

8.5 Governing Law; Submission to Jurisdiction; Trial by Jury. This Purchase Warrant shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflict of laws principles thereof. The Company hereby agrees that any action, proceeding or claim against it arising out of, or relating in any way to this Purchase Warrant shall be brought and enforced in the New York Supreme Court, County of New York, or in the United States District Court for the Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive. The Company hereby waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum. Any process or summons to be served upon the Company may be served by transmitting a copy thereof by registered or certified mail, return receipt requested, postage prepaid, addressed to it at the address set forth in Section 7 hereof. Such mailing shall be deemed personal service and shall be legal and binding upon the Company in any action, proceeding or claim. The Company and the Holder agree that the prevailing party(ies) in any such action shall be entitled to recover from the other party(ies) all of its reasonable attorneys’ fees and expenses relating to such action or proceeding and/or incurred in connection with the preparation therefor. The Company (on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates) and the Holder hereby irrevocably waive, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

8.6 Waiver, etc. The failure of the Company or the Holder to at any time enforce any of the provisions of this Purchase Warrant shall not be deemed or construed to be a waiver of any such provision, nor to in any way affect the validity of this Purchase Warrant or any provision hereof or the right of the Company or any Holder to thereafter enforce each and every provision of this Purchase Warrant. No waiver of any breach, non-compliance or non-fulfillment of any of the provisions of this Purchase Warrant shall be effective unless set forth in a written instrument executed by the party or parties against whom or which enforcement of such waiver is sought; and no waiver of any such breach, non-compliance or non-fulfillment shall be construed or deemed to be a waiver of any other or subsequent breach, non-compliance or non-fulfillment.

8.7 Execution in Counterparts. This Purchase Warrant may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement, and shall become effective when one or more counterparts has been signed by each of the parties hereto and delivered to each of the other parties hereto. Such counterparts may be delivered by facsimile transmission or other electronic transmission.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this Purchase Warrant to be signed by its duly authorized officer as of the ______ day of ________________, 2019.

AZURRX BIOPHARMA, INC.

By:
Name:
Title:

[Form to be used to exercise Purchase Warrant]

Date: _______________, 20___

The undersigned hereby elects irrevocably to exercise the Purchase Warrant for  shares of common stock, par value $0.0001 per share (the “Shares”), of AzurRx BioPharma, Inc., a Delaware corporation (the “Company”), and hereby makes payment of $ (at the rate of $2.82 per Share) in payment of the Exercise Price pursuant thereto. Please issue the Shares as to which this Purchase Warrant is exercised in accordance with the instructions given below and, if applicable, a new Purchase Warrant representing the number of Shares for which this Purchase Warrant has not been exercised.

or

The undersigned hereby elects irrevocably to convert its right to purchase ___ Shares of the Company under the Purchase Warrant for ______ Shares, as determined in accordance with the following formula:

X =	Y(A-B)
A

Where,

X = The number of Shares to be issued to Holder;
Y = The number of Shares for which the Purchase Warrant is being exercised;
A = The fair market value of one Share which is equal to $_____; and
B = The Exercise Price which is equal to $2.82 per share

The undersigned agrees and acknowledges that the calculation set forth above is subject to confirmation by the Company and any disagreement with respect to the calculation shall be resolved by the Company in its sole discretion.

Please issue the Shares as to which this Purchase Warrant is exercised in accordance with the instructions given below and, if applicable, a new Purchase Warrant representing the number of Shares for which this Purchase Warrant has not been converted.

Signature

Signature Guaranteed

INSTRUCTIONS FOR REGISTRATION OF SECURITIES

Name:

(Print in Block Letters)

Address:

NOTICE: The signature to this form must correspond with the name as written upon the face of the Purchase Warrant without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank, other than a savings bank, or by a trust company or by a firm having membership on a registered national securities exchange.

[Form to be used to assign Purchase Warrant]

ASSIGNMENT

(To be executed by the registered Holder to effect a transfer of the within Purchase Warrant):

FOR VALUE RECEIVED, __________________ does hereby sell, assign and transfer unto the right to purchase shares of common stock, par value $0.0001 per share, of AzurRx BioPharma, Inc., a Delaware corporation (the “Company”), evidenced by the Purchase Warrant and does hereby authorize the Company to transfer such right on the books of the Company.

Dated: __________, 20__

Signature

Signature Guaranteed

NOTICE: The signature to this form must correspond with the name as written upon the face of the within Purchase Warrant without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank, other than a savings bank, or by a trust company or by a firm having membership on a registered national securities exchange.

 EXHIBIT B

Lock-Up Agreement

Alexander Capital L.P.
17 State Street, 5th Floor
New York, NY 10004

Ladies and Gentlemen:

The undersigned understands that Alexander Capital L.P. (the “Selling Agent”) proposes to enter into a Selling Agent Agreement (the “Selling Agent Agreement”) with AzurRx BioPharma, Inc., a Delaware corporation (the “Company”), providing for the offering (the “Offering”) of shares of common stock, par value $0.0001, of the Company (“Common Stock”).

To induce the Selling Agent to continue its efforts in connection with the Offering, the undersigned hereby agrees that, without the prior written consent of the Selling Agent, the undersigned will not, during the period commencing on the date hereof and ending 120 days after the date hereof (the “Lock-Up Period”), (1) offer, pledge, sell, contract to sell, grant, lend or otherwise transfer or dispose of, directly or indirectly, any Common Stock, or any securities convertible into or exercisable or exchangeable for Common Stock (collectively, the “Lock-Up Securities”), without the consent of the Selling Agent, except for the exercise or conversion of currently outstanding warrants, options and convertible debentures or notes (including any principal or interest incurred during the Lock-Up Period), as applicable, and the exercise of options under a stock incentive plan approved by the board of directors of the Company (but not including any subsequent sales of the securities received upon such exercise or conversion); or (2) publicly disclose the intention to make any offer, sale, pledge or disposition, or to enter into any transaction, swap, hedge or other arrangement relating to any Lock-Up Securities.

Notwithstanding the foregoing, and subject to the conditions below, the undersigned may transfer Lock-Up Securities without the prior written consent of the Selling Agent in connection with (a) transactions relating to Lock-Up Securities acquired in open market transactions after the completion of the Offering; (b) transfers of Lock-Up Securities as a bona fide gift, by will or intestacy or to a family member or trust for the benefit of the undersigned and/or its family member (for purposes of this lock-up agreement, “family member” means any relationship by blood, marriage or adoption, not more remote than first cousin); (c) transfers of Lock-Up Securities to a charity or educational institution; or (d) if the undersigned is or, directly or indirectly, controls a corporation, partnership, limited liability company or other business entity, any transfers of Lock-Up Securities to any shareholder, partner or member of, or owner of similar equity interests in, the undersigned or such business entity, as the case may be; provided that in the case of any transfer pursuant to the foregoing clauses (b), (c) or (d), (i) any such transfer shall not involve a disposition for value (other than in exchange for interests in a trust referred to in clause (b)) and (ii) each transferee shall sign and deliver to the Selling Agent a lock-up agreement substantially in the form of this lock-up agreement. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the undersigned’s Lock-Up Securities except in compliance with this lock-up agreement.

This Agreement, and the obligations of the undersigned hereunder, shall take effect as of the closing date of the Offering.

The undersigned understands that the Company and the Selling Agent are relying upon this lock-up agreement in proceeding toward consummation of the Offering. The undersigned further understands that this lock-up agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors and assigns.

Whether or not the Offering actually occurs depends on a number of factors, including market conditions. Any Offering will only be made pursuant to a Selling Agent Agreement, the terms of which are subject to negotiation between the Company and the Selling Agent.

Very truly yours,

(Name - Please Print)

(Signature)

(Name of Signatory, in the case of entities - Please Print)

(Title of Signatory, in the case of entities - Please Print)

Address